UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QUALITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

18111 Von Karman Avenue, Suite 700
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD [    ], 2013

To the Shareholders of Quality Systems, Inc.:

The annual meeting of shareholders of Quality Systems, Inc. will be held at [    ], on [    ], 2013, at [    ] Pacific Time, for the following purposes:

1.	to elect nine persons to serve as directors of our company until the 2014 annual meeting of shareholders. Our nominees for election to our Board of Directors (“Board”) are named in the attached proxy statement, which is a part of this notice;

2.	to conduct an advisory vote to approve the compensation for our named executive officers;

3.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014;

4.	to consider a shareholder proposal to amend our Bylaws to provide for term limits for members of our Board (if the proposal is proper and properly introduced at the meeting);

5.	to consider a shareholder proposal to amend our Bylaws to provide for a maximum time that a member of our Board may serve as chairman of the Board (if the proposal is proper and properly introduced at the meeting);

6.	to consider a shareholder proposal to amend our Bylaws to provide for the repeal of any provision of our Bylaws not in effect on June 13, 2013 that is inconsistent with or disadvantageous to the election of nominees or other proposals presented by the Clinton Relational Opportunity Master Fund, L.P. (the “Clinton Group”) at the meeting (if the proposal is proper and properly introduced at the meeting); and

7.	to transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the annual meeting in person. Only shareholders of record at the close of business on [    ], 2013 are entitled to notice of and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

In selecting the director nominees that we are proposing for election in the attached proxy statement, our Board has focused on selecting a diverse group of experienced, independent Board candidates with strong credentials and relevant industry expertise who will work together constructively to execute our strategic plan for delivering long-term growth, product excellence and shareholder value. Our Board is pleased to nominate for election as directors the nine persons named in Proposal No. 1 in the attached proxy statement and on the enclosed WHITE proxy card.

Whether or not you plan to attend the annual meeting, please complete and sign the enclosed WHITE proxy card and return it in the enclosed addressed envelope. Your promptness in returning the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the annual meeting even if you cannot attend the meeting in person. You may also vote by telephone or Internet by following the instructions on the WHITE proxy card. If you return your WHITE proxy card or vote by telephone or Internet, you may nevertheless attend the annual meeting and vote your shares in person. Shareholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

We have received notice from one of our shareholders, the Clinton Group, stating that it intends to nominate its own slate of seven director nominees for election as directors, as well as submit certain bylaw amendments for approval, at the

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annual meeting. We do not endorse the election of any of such nominees as director, and we do not endorse any of the proposed bylaw amendments. You may receive proxy solicitation materials from the Clinton Group or other persons or entities affiliated with the Clinton Group, including an opposition proxy statement or proxy card. OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP/VOTE FOR ANY OF THE CLINTON GROUP’S NOMINEES. OUR BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4, 5 AND 6.

Even if you have previously signed a proxy card sent to you by or on behalf of the Clinton Group, you have the right to change your vote by completing, signing and returning the enclosed WHITE proxy card in the addressed envelope provided or by following the instructions on the WHITE proxy card to vote by telephone or Internet. Only the latest proxy you submit will be counted. We urge you to disregard any proxy card sent by or on behalf of the Clinton Group or any person other than Quality Systems, Inc. Voting against the nominees on any proxy card that is circulated by the Clinton Group is not the same as voting for our director nominees, because a vote against any of the nominees on an alternate proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

OUR BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD; A VOTE “FOR” PROPOSALS 2 AND 3; AND A VOTE “AGAINST” PROPOSALS 4, 5 AND 6.

By Order of the Board of Directors,
QUALITY SYSTEMS, INC.

[ ]
Executive Vice President, General Counsel and Secretary

Irvine, California

[    ], 2013

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

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18111 Von Karman Avenue, Suite 700

Irvine, California 92612

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD [     ], 2013

PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors (“Board”) of Quality Systems, Inc. (“Quality Systems,” the “Company,” “us,” “we” or “our”) for use at our annual meeting of shareholders to be held at [    ], on [    ], 2013 at [    ] p.m. Pacific Time, and at any and all adjournments and postponements thereof. All shares represented by each properly submitted and unrevoked proxy received in advance of the annual meeting will be voted in the manner specified therein.

Any shareholder has the power to revoke the shareholder’s proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the annual meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 P.M. Eastern Time on [    ], 2013 will be counted), by submitting to our Secretary, prior to or at the annual meeting, a later dated proxy card executed by the person executing the prior proxy, or by attendance at the annual meeting and voting in person by the person submitting the prior proxy.

Any shareholder who holds shares in street name and desires to vote in person at the annual meeting should inform the shareholder’s broker of that desire and request a legal proxy from the broker. The shareholder will need to bring the legal proxy to the annual meeting along with valid picture identification such as a driver’s license or passport, in addition to documentation indicating share ownership. If the shareholder does not receive the legal proxy in time, then the shareholder should bring to the annual meeting the shareholder’s most recent brokerage account statement showing that the shareholder owned Quality Systems, Inc. common stock as of the record date. Upon submission of proper identification and ownership documentation, we should be able to verify ownership of common stock and admit the shareholder to the annual meeting; however, the shareholder will not be able to vote at the annual meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and the shareholder’s vote will not be counted unless the shareholder appears at the annual meeting and votes in person or legally appoints another proxy to vote on its behalf.

Our directors and director nominees are considered to be “participants” in this proxy solicitation under applicable regulations of the Securities and Exchange Commission (“SEC” or “Commission”) as well as other persons who solicit proxies on our behalf. Please refer to Annex A, “Certain Information Regarding Participants in the Company’s Solicitation of Proxies,” for information about our directors and director nominees as well as information about certain of our executives who may solicit proxies on our behalf. Other than the persons described in Annex A, none of our employees will be employed to solicit shareholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

This proxy statement, the accompanying WHITE proxy card and our 2013 annual report are being made available to our shareholders on or about [    ], 2013.

We will bear the cost of soliciting proxies pursuant to this proxy statement. Solicitations will be made by mail, and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. We have engaged the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies. Under the terms of its agreement, the services of MacKenzie Partners, Inc. include the distribution of materials to shareholders, providing information to shareholders (including direct contact with shareholders) from the materials prepared by us, analysis of beneficial ownership of our securities and providing such other advisory services as we may request from time to time. It is anticipated that MacKenzie Partners, Inc. will employ approximately [    ] persons to provide us with such services. We estimate that we will pay MacKenzie Partners, Inc. approximately $[    ] plus expenses for these services. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures to be incurred by us relating to the proxy solicitation in excess of those normally spent for an annual meeting of our shareholders as a result of the potential proxy contest, excluding salaries and wages of our regular employees, will be approximately $[    ], of which approximately $[    ] has been spent to date.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on [    ], 2013.

This proxy statement, the notice of our 2013 annual meeting of shareholders and the Company’s 2013 annual report to shareholders are available on our website at [                ].

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OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the [    ] shares of our common stock outstanding at the close of business on the record date, [    ], 2013, are entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof. A majority of the outstanding shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All properly submitted and unrevoked proxies will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those submitted by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held on the record date. However, under our Bylaws and California law, if any shareholder gives notice at the annual meeting, prior to the voting, of an intention to cumulate the shareholder’s votes in the election of directors, then all shareholders entitled to vote at the annual meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of shares the shareholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. If cumulative voting applies at the annual meeting, the cumulative number of votes a shareholder may cast in director elections will be equal to the number of shares held by such shareholder on the record date multiplied by nine (the number of directors to be elected at the annual meeting).

Whether the election of directors is by plurality vote or cumulative voting with respect to Proposal No. 1, the nine director nominees who receive the highest number of affirmative votes will be elected; abstentions and broker non-votes will have no effect on this proposal. See “Additional Information on the Mechanics of Cumulative Voting” below for more information on the operation of cumulative voting.

Approval of Proposal No. 2, an advisory vote to approve the compensation of our named executive officers, will be considered approved if the vote constitutes both: (i) the affirmative vote of a majority of common stock present in person or represented by proxy and voting on the proposal and (ii) the affirmative vote of a majority of the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal.

Approval of Proposal No. 3, the ratification of the appointment of our independent registered public accounting firm, is not required. However, this proposal will be considered approved if the vote constitutes both: (i) the affirmative vote of a majority of common stock present in person or represented by proxy and voting on the proposal and (ii) the affirmative vote of a majority of the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal.

Approval of each of Proposal No. 4, 5 and 6, the proposals to amend our Bylaws proposed by a shareholder, the Clinton Relational Opportunity Master Fund, L.P. (the “Clinton Group”), (to the extent each such proposal is introduced at the annual meeting), requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote as of the record date. Abstentions and broker non-votes have the effect of a vote against such proposals. Because the Company does not support any of these proposals, it does not intend to present any of such proposals at the annual meeting that are not properly introduced at the meeting.

Additional Information on the Mechanics of Cumulative Voting

If cumulative voting is invoked by any shareholder, all shareholders will have the right to cumulate their votes in the election of directors. Cumulative voting means that each shareholder may cumulate such shareholder’s voting power for the election by distributing a number of votes, determined by multiplying the number of shares held by the shareholder as of the record date by nine (the number of directors to be elected at the annual meeting). Such shareholder may distribute all of the votes to one individual director nominee, or distribute such votes among any two or more director nominees, as the shareholder chooses. If you do not specifically instruct otherwise, the proxy being solicited by our Board will confer upon the proxy holders the authority, in the event that cumulative voting applies, to cumulate votes at the instruction and discretion of our Board or any committee thereof so as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. Our Board has directed the Proxy Voting Committee to exercise such authority on the Board's behalf (described under “Information about our Board of Directors, Board Committees and Related Matters – Board Committees and Charters – Proxy Voting Committee”).

If you elect to grant us your proxy and do not specifically instruct otherwise, you are authorizing the proxy holders to vote your shares in accordance with the discretion and at the instruction of the Board (or an authorized committee thereof), including to cumulate your votes in favor of certain nominees (rather than allocating votes equally among the nominees) and to

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determine the specific allocation of votes to individual nominees. You may withhold your authority to vote for one or more nominees, in which case the Proxy Voting Committee will retain discretion to allocate your votes among our other nominees unless you specifically instruct otherwise. Under no circumstances may the proxy holders cast your votes for any nominee from whom you have withheld authority to vote.

For example, a proxy marked “FOR ALL EXCEPT” may only be voted for those of our director nominees for whom you have not otherwise specifically withheld authority to vote, a proxy marked “WITHHELD ALL” may not be voted for any of our director nominees, and a proxy marked “FOR ALL” may be voted for all of our director nominees. In exercising its discretion with respect to cumulating votes, our Proxy Voting Committee may instruct, in its sole judgment, the proxy holders to cumulate and cast the votes represented by your proxy for any of our director nominees for whom you have not otherwise withheld authority. For example, if you grant a proxy with respect to shares representing 900 cumulative votes, and mark “FOR ALL EXCEPT” one of our director nominees, the Proxy Voting Committee may instruct the proxy holders to cast the 900 votes for any or all of our eight other director nominees; of those eight other director nominees, moreover, the Proxy Voting Committee may allocate the 900 votes among them as it determines, such that each of those other director nominees may receive unequal portions of the 900 votes or none at all.

In the event cumulative voting applies, unless you specifically instruct otherwise, the Proxy Voting Committee will instruct the proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of our director nominees, and will provide instructions as to the order of priority of the Board candidates in the event that fewer than all of our Board candidates are elected. The Proxy Voting Committee has not yet made any determination as to the order of priority of candidates to which it will allocate votes in the event cumulative voting applies and expects to make this determination, if necessary, at the annual meeting. Accordingly, if you grant a proxy to us and have not specifically instructed otherwise, your shares will be voted for our director nominees at the discretion of the Proxy Voting Committee with respect to all of your shares (except that the Proxy Voting Committee will not be able to vote your shares for a candidate from whom you have withheld authority to vote). If you wish to exercise your own discretion as to allocation of votes among nominees, and you are a record holder of shares, you will be able to do so by attending the meeting and voting in person, by appointing another person as your representative to vote on your behalf at the meeting, or by providing us with specific instructions as to how to allocate your votes.

A holder of record who wishes to provide vote allocation instructions, in the event that cumulative voting applies, must submit a proxy card by mail and should hand mark the number of votes such holder wishes to allocate to any particular nominee next to the name of such nominee on the enclosed WHITE proxy card. You do not need to check the “FOR ALL” box to allocate votes among all of our director nominees. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holders will retain discretionary authority to cast your remaining votes pursuant to the instructions of the Proxy Voting Committee, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box.

Any shareholder who holds shares in street name and desires to specifically allocate votes among nominees, in the event that cumulative voting applies, may do so by either informing the shareholder’s broker, banker or other custodian of the shareholder’s desire to attend the annual meeting, and requesting a legal proxy to attend the meeting, or by providing the broker, banker or other custodian with instructions as to how to allocate votes among nominees, which can then be delivered to the Company. Because each broker, banker or custodian has its own procedures and requirements, a shareholder holding shares in street name who wishes to allocate votes to specific nominees should contact its broker, banker or other custodian for specific instructions on how to obtain a legal proxy or provide vote allocation instructions.

Please note you will not be able to submit vote allocation instructions for director elections if you grant a proxy by telephone or the Internet. Any shareholder that has any question regarding the procedures for specifically allocating votes among nominees may call our proxy solicitor, MacKenzie Partners, Inc. at 1-800-322-2885.

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CAUTION CONCERNING FORWARD LOOKING STATEMENTS

Statements made in this proxy statement that are not historical in nature, or that state our or our management’s intentions, hopes, beliefs, expectations or predictions of the future, may constitute “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking , such as “could,” “should,” “will,” “will be,” “will lead,” “will assist,” “intended,” “continue,” “believe,” “may,” “ expect,” “hope,” “anticipate,” “goal,” “forecast,” “plan,” or “estimate” or variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance. These forward-looking statements may include, without limitation, discussions of our product development plans, business strategies, future operations, financial condition and prospects, developments in and the impacts of government regulation and legislation and market factors influencing our results.

Forward-looking statements involve risks, uncertainties and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk factors discussed under “Risk Factors” in our Annual Report on Form 10-K for fiscal year ended March 31, 2013, as well as factors discussed elsewhere in this and other reports and documents we file with the SEC. Other unforeseen factors not identified herein could also have such an effect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time unless required by law. Interested persons are urged to review the risks described under “Risk Factors” and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal year ended March 31, 2013, as well as in our other public disclosures and filings with the SEC.

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ELECTION OF DIRECTORS

(Proposal No. 1)

Proposal No. 1 concerns the election of the following director nominees: Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Plochocki, Razin, Rosenzweig and Lepor. The Nominating and Corporate Governance Committee has nominated each of Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Plochocki, Razin and Rosenzweig and Dr. Lepor for election as a director. Each of our director nominees has consented to being named in this proxy statement and has agreed to serve as a director if elected. Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting or until their respective successors are duly elected and qualified.

Each of our director nominees currently serves on the Board and was elected by the shareholders at the 2012 annual meeting, other than Mr. Aghajanian, who was appointed by the Board to fill a vacancy on the Board in May 2013, and Dr. Lepor, who does not currently sit on our Board and would fill the final vacancy on our Board if elected at the annual meeting. Mr. Aghajanian and Dr. Lepor were identified by the Nominating and Governance Committee as qualified director candidates with professional backgrounds, strengths and skills that would be beneficial to the Company and complementary to the diverse range of skills held by our other directors. After thorough diligence on each of the candidates and an interview process, the Nominating and Governance Committee recommended to the Board the appointment of Mr. Aghajanian to our Board in May 2013 and the inclusion of both Mr. Aghajanian and Dr. Lepor as our director nominees in June 2013. Pursuant to such recommendations and its own review of the candidates, the Board then determined to appoint Mr. Aghajanian to the Board in May 2013 and to include both Mr. Aghajanian and Dr. Lepor as director nominees in June 2013 for election to our Board.

Certain information with respect to our nine director nominees is set forth below. Although we anticipate that each nominee will be available to serve as a director, if any nominee becomes unavailable to serve, the proxies will be voted for another person as may be or has been designated by our Board.

Unless the authority to vote for one or more of our director nominees has been withheld in a shareholder’s proxy or specific instructions to vote otherwise have been given, the persons named in the proxy as proxy holders intend to vote at the annual meeting “For” the election of each nominee presented below. In circumstances where cumulative voting applies to the election of the directors, our Board has authorized its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld and to the extent no specific instructions otherwise are given) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated.

At the annual meeting, in the event cumulative voting applies, unless you specifically instruct otherwise, the Proxy Voting Committee will instruct the proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of our director nominees, and will provide instructions as to the order of priority of the Board candidates in the event that fewer than all of our Board candidates are elected. The Proxy Voting Committee has not yet made any determination as to the order of priority of candidates to which it will allocate votes in the event cumulative voting applies and expects to make this determination, if necessary, at the annual meeting.

In the election of directors, assuming a quorum is present, the nine nominees receiving the highest number of votes cast at the meeting will be elected directors.

All properly submitted and unrevoked proxies will be counted for purposes of determining whether a quorum is present, including those providing for abstention or withholding of authority and those submitted by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

Based on definitions of independence established by The Nasdaq Stock Market (“Nasdaq”), SEC rules and regulations, guidelines established in our Bylaws, and the determinations of our Nominating and Corporate Governance Committee and our Board, Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Razin and Rosenzweig and Dr. Lepor are independent. Mr. Plochocki is a member of our management team and is a non-independent director.

The Nasdaq independence definition includes a series of objective tests, such as that the director or director nominee is not and has not been for the past three years an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, our Board has made a subjective determination as to each independent director and director nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment of such director or director nominee in carrying out his or her responsibilities as a director. In making these determinations, our Board reviewed and discussed information provided by our directors, director nominees and management with regard to each director’s and director nominee’s business and personal activities as they may relate to our management and us. The independent members of our Board meet periodically in executive session without management.

On June 13, 2013, we received a letter from the Clinton Group notifying us that it intends to nominate seven candidates to serve as directors in opposition to our nominees. By granting a proxy under the enclosed WHITE proxy card, you will grant the proxy holders the authority to vote your shares in such manner as to provide for the election of the maximum number of our director nominees (unless you have specifically withheld authority to vote for a particular nominee and to the extent no specific instructions are otherwise given).

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Background on the Solicitation

On June 13, 2013, we received a letter from the Clinton Group indicating its intent to nominate seven alternative candidates to stand for election to the Board at the 2013 annual meeting. In such letter, the Clinton Group indicated that it beneficially owned approximately 0.1% of the Company’s shares. Such letter further stated that the Clinton Group intends to present proposals to amend the Company’s Bylaws to provide for term limits for membership on our Board, a term limit for the position of chairman of our Board and the repeal of the adoption of any amendment to our Bylaws after June 13, 2013 that is inconsistent with or disadvantageous to the election of nominees nominated or other proposals presented by the Clinton Group and its affiliates at the annual meeting. The Clinton Group’s notice is referred to in this proxy statement as the “Notice.” The Clinton Group did not publicly announce the matters set forth in the Notice or provide reasons as to why a change in our Board was appropriate.

On June 24, 2013, two of our independent directors, Craig Barbarosh and Lance Rosenzweig, met with representatives from the Clinton Group via teleconference to discuss the Notice, at which meeting the Clinton Group expressed certain views regarding the Company’s performance, leadership, governance and strategic direction. Subsequently, our full Board of Directors met to discuss the views expressed by the Clinton Group during the teleconference.

On June 25, 2013, the Nominating and Governance Committee of the Board, consisting of independent directors Messers. Barbarosh, Bristol and Pflueger, held a previously scheduled meeting to discuss candidates for a position on our Board of Directors that remained open at such time and to recommend nominees to stand for election at the 2013 annual meeting. As part of this process, the committee reviewed in detail the qualifications of the nominees identified in the Notice as well as candidates previously recommended through its ongoing processes for maintaining a roster of diverse and highly qualified candidates for Board service.

Also on June 25, 2013, our Board held a previously scheduled meeting. In light of the possibility of a proxy contest instigated by the Clinton Group, our Board reviewed and renewed the powers of its Special Committee. Among other things, the Special Committee has been authorized to act on behalf of our Board in connection with the solicitation and voting of proxies at the annual meeting. The Special Committee consists of independent directors Messrs. Razin, Barbarosh, Bristol, Pflueger and Rosenzweig. Earlier, on May 22, 2013, our Board had reviewed and renewed the powers of its Proxy Voting Committee, which has been authorized to provide instruction to our proxy holders, in the event cumulative voting applies to the election of directors, to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld and to the extent no specific instructions otherwise are given) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. The Proxy Voting Committee consists of independent directors Messrs. Barbarosh, Pflueger and Razin. The Proxy Voting Committee has not yet made any determination as to the order of priority of candidates to which it will allocate votes in the event cumulative voting applies and expects to make this determination, if necessary, at the annual meeting.

In light of the expense and disruption that any proxy contest would inflict upon the Company, on June 25, 2013, Mr. Barbarosh and Mr. Rosenzweig requested a second teleconference with representatives from the Clinton Group for further discussion and to attempt to reconcile their respective views, which teleconference was held on June 26, 2013.

On June 27, 2013, our Board of Directors met to receive and consider the recommendations of the Company’s Nominating and Governance Committee as to director nominees, consider all director nominee candidates, and, subsequently, to finalize the list of nominees to be proposed by the Company at the 2013 annual meeting. Following its consideration of the director candidates, the Board unanimously determined that it was in the best interest of the Company and its shareholders to nominate the nine director nominees named herein and not to nominate any of the alternative nominees proposed by the Clinton Group. The Board unanimously accepted the recommendations of the Nominating and Corporate Governance Committee.

To the extent that the Clinton Group chooses to deliver a proxy statement and solicit shareholders in support of its nominees, the Board intends to oppose the alternative director nominees. The Board believes that election of the Board’s nine director nominees is important to the future success of the Company and is in the best interests of all of the Company’s shareholders.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP /VOTE FOR ANY OF THE CLINTON GROUP’S NOMINEES.

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OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED BELOW AND LISTED ON THE PROXY CARD.

Steven T. Plochocki, age 61, is a director and has been our Chief Executive Office since August 16, 2008 and our President since January 25, 2012. From February 2007 to May 2008, he served as Chairman and Chief Executive Officer of Omniflight Helicopter, Inc., a Dallas-based air medical services company. From October 2006 to February 2007, Mr. Plochocki was a private healthcare investor. He previously served as Chief Executive Officer and Director of Trinity Hospice, a national hospice provider from October 2004 through October 2006. Prior to joining Trinity Hospice, he was Chief Executive Officer of InSight, a national provider of diagnostic imaging services from November 1999 to August 2004. He was Chief Executive Officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds a B.A. in Journalism and Public Relations from Wayne State University and a Master’s degree in Business Management from Central Michigan University. Mr. Plochocki’s position as our Chief Executive Officer, as well as his prior executive experience with other companies, provides our Board with the perspective of a person with significant executive management experience. Mr. Plochocki has been a director since 2004.

Michael Aghajanian, age 55, is a director. Mr. Aghajanian retired from an eighteen year career at PRTM Management Consulting in 2009. He served as President, Chief Executive Officer and Chairman of the Board for the last 8 years of his PRTM career. PRTM was a leading management consulting firm to technology-based companies and was acquired by PriceWaterhouseCoopers in 2011. In addition to helping clients achieve break-through performance improvement, he held a variety of internal management roles of increasing responsibility. Some of his accomplishments include leading PRTM’s expansion into Asia, launching and serving as chairman of the board of The Performance Management Group, a wholly owned subsidiary delivering industry leading benchmarks, launching a healthcare industry vertical consulting practice, and creating and managing strategic alliances with Samsung and Agile Software. Prior to business school, Mr. Aghajanian worked for General Electric Information Services Company (GEISCO) where he designed and developed sophisticated engineering management systems for Hughes Space and Communication Systems, TRW Space Systems and Lockheed. Since his retirement from PRTM, Mr. Aghajanian has served as the Executive Director of the Office of Executive Education at the Paul Merage School of Business at the University of California, Irvine and as an adjunct professor for Worcester Polytechnic Institute (WPI) in Massachusetts. He has also served on the board of directors of several for-profit and charitable organizations, including serving as the Chairman of the Board of Cimtek, Inc., a provider of functional testing of electronics, and on the Boards of Nexiant, Inc., a provider of MRO inventory solutions, and OCTANe (Orange County Technology Action Network), an organization devoted to fueling technology growth in Orange County, California. Mr. Aghajanian earned a Master of Business Administration with a concentration in Technology Management from the University of California, Irvine and a Bachelor of Science in Engineering from WPI. He is also a graduate of General Electric’s Manufacturing Management Program. Mr. Aghajanian has over 30 years of experience and brings strong strategic, operational and leadership skills to our Board. He has been a director since 2013.

Craig A. Barbarosh, age 45, is a director. Mr. Barbarosh is a partner at the international law firm of Katten Muchin Rosenman LLP, a position he has held since June 2012. From January 1999 until June 2012, Mr. Barbarosh was a partner of the international law firm of Pillsbury Winthrop Shaw Pittman LLP. Mr. Barbarosh is a nationally recognized restructuring expert. He served in several leadership positions while a partner at Pillsbury including serving on the firm’s Board of Directors, as the Chair of the firm’s Board’s Strategy Committee, as a co-leader of the firm’s national Insolvency & Restructuring practice section and as the Managing Partner of the firm’s Orange County office. At Katten, Mr. Barbarosh is a member of the firm’s Executive and Operating Committee and Board of Directors. Mr. Barbarosh received a Juris Doctorate from the University of the Pacific, McGeorge School of Law in 1992, with distinction, and a Bachelor of Arts in Business Economics from the University of California at Santa Barbara in 1989. Mr. Barbarosh received certificates from Harvard Business School for completing executive education courses on Private Equity and Venture Capital (2007) and Financial Analysis for Business Evaluation (2010). Mr. Barbarosh is also a frequent speaker and author on restructuring and governance topics. Mr. Barbarosh, as a practicing attorney specializing in the area of financial and operational restructuring and related mergers and acquisitions, provides our Board with experienced guidance on similar transactions involving our company. Mr. Barbarosh is also a director of Sabra Health Care REIT, Inc. (Nasdaq: SBRA), where he is the Chair of the Audit Committee and a member of the Compensation Committee. Mr. Barbarosh has been a director since 2009.

George H. Bristol, age 64, is a director. Mr. Bristol is a Managing Director of Janas Associates, a corporate financial advisor, a position he has held since 2010. From August 2006 until March 2010 he served as Managing Director – Corporate Finance of Crowell Weedon & Co. From November 2002 until August 2006, he was a member and Chief Financial Officer of Vantis Capital Management, LLC, a registered investment advisor which managed the Vantis hedge funds totaling over $1.4 billion from November 2002. Prior to Vantis, he was an investment banker with several firms including Ernst & Young, Paine Webber, Prudential Securities and Dean Witter. He is a graduate of the University of Michigan and Harvard Business School. Mr. Bristol’s experience at Janas, Vantis and his various corporate finance positions provides our Board with insight from someone with direct responsibility for strategic and transactional financial matters. Mr. Bristol has been a director since 2008.

Mark H. Davis, age 52, is a director. Over his long career, Mr. Davis has advised many healthcare IT, software and other technology companies on strategic matters including mergers, acquisitions and financial structure. From February 2012 until June 2013, Mr. Davis served as a Managing Director at B. Riley & Co., LLC, an investment firm specializing in research, sales

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and trading and corporate finance. From October 2010 to February 2012, Mr. Davis was Head of Technology Investment Banking at Cantor Fitzgerald. From March 2009 to February 2010, Mr. Davis was a Managing Director at Macquarie Capital, an Australian merchant and investment banking firm. From 2004 to 2009, Mr. Davis was a Managing Director at Citigroup, a diversified financial institution, focused on providing strategic and financial advice to a broad range of information technology companies and was head of its Data Infrastructure sector. Earlier in his career, Mr. Davis also held Director and Vice President positions at Citigroup and served as a certified public accountant for Price Waterhouse where he was an Audit Senior. Mr. Davis earned a Master’s Degree in Business Administration from the Wharton School of the University Of Pennsylvania, where he graduated with distinction and graduated Summa Cum Laude from the University of Maryland with a Bachelor of Science in Accounting. Mr. Davis’s more than 20 years’ experience advising and financing technology-related companies including software, cloud infrastructure and information technology firms provides the Board with insights into the rapid changes in technology including software as a service, implications of the cloud and other areas important to the Company’s strategy. In addition, his background in public accounting provides the Board with insights into financial reporting and internal controls. Mr. Davis has been a director since 2012.

D. Russell Pflueger, age 49, is a director. Mr. Pflueger is an investor and serial entrepreneur with over 25 years of experience in healthcare and over 30 issued patents. He is the founder of Quiescence Medical, Inc., a medical device development company working on novel approaches to the treatment of sleep apnea, and has served as its Chairman and Chief Executive Officer since its inception in 2002. Mr. Pflueger’s background includes R&D and sales positions at organizations including the National Institutes of Health, Pfizer, Baxter Healthcare and Beech Street. He also helped form, manage and sell a major medical practice and surgery center. He was a semi-finalist for the Ernst & Young Orange County Entrepreneur of the Year award in 1999. In 2002, he sold Pain Concepts, Inc., a minimally invasive spinal device company he founded to Stryker, Inc. (SYK:NYSE) for a publicly reported $42.5 million. Mr. Pflueger is an active investor in many public and private companies and also various real estate interests. He played collegiate basketball and golf, holds a Chemical Engineering degree from Texas A&M University and a Master’s Degree in Business Administration degree with top honors from the University of California at Irvine. Mr. Pflueger brings to our Board experience in the healthcare industry as an entrepreneur and corporate and government employee, as well as his diverse work-related experiences in research and development, sales and executive management. Mr. Pflueger has been a director since 2006.

Sheldon Razin, age 75, is a director. He is the founder of our company and has served as our Chairman of the Board since our incorporation in 1974. Throughout his tenure as our Chairman, Mr. Razin has received several awards recognizing his service and contributions as a director. Mr. Razin’s honors at the national level include: winner in the Software Category of TechAmerica’s 52nd Annual Innovator Awards in 2010 and Chairman of the Year in the 2009 American Business Awards. He was also honored as a Director of the Year in Orange County's 16th Annual Forum for Corporate Directors Awards in 2011, as the 2009 Ernst & Young Entrepreneur of the Year in the Healthcare Category for the Orange County and Desert Cities region and as a Finalist at the national level, and with the Excellence in Entrepreneurship Award from the Orange County Business Journal in 2009. Mr. Razin also served as our Chief Executive Officer from 1974 until April 2000. Since our incorporation until April 2000, he also served as our President, except for the period from August 1990 to August 1991. Additionally, Mr. Razin served as our Treasurer from our incorporation until October 1982. Prior to founding our company, he held various technical and managerial positions with Rockwell International Corporation and was a founder of our predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology. Mr. Razin, as our founder, brings valuable knowledge to our Board regarding our history, operations, technology and marketplace. As evidenced by his awards, he has been and continues to be a technology and healthcare visionary as well as an outstanding entrepreneur whose insights and guidance are invaluable to Quality Systems. Mr. Razin has been a director since 1974.

Lance E. Rosenzweig, age 50, is a director. Mr. Rosenzweig founded and has served as Chief Executive Officer of LibertadCard, Inc., a provider of pre-paid debit and remit cards, since its inception in 2010. Previously, Rosenzweig co-founded and served as Chairman of the Board of PeopleSupport, Inc., a business process outsourcing company with over 8,000 employees and operations in the US, the Philippines and Costa Rica, since its inception in 1998. He also served as PeopleSupport’s Chief Executive Officer from 2002 through the company’s sale in 2008 for $250 million. Under Mr. Rosenzweig’s leadership as CEO, PeopleSupport went public in an IPO, was ranked by Fortune as the 9th fastest growing small public company in the U.S. and was named employer of the year in the Philippines. From 1993 to 1997, Mr. Rosenzweig was a founder, Chairman of the Board and President of Newcastle Group, a privately held plastics manufacturing company. He was also a founder of Unisite, a privately held wireless cell site management company, acquired by American Tower in 2000 for more than $200 million. Prior to 1993, Mr. Rosenzweig was a divisional vice president at GE Capital; a vice president in the investment banking group of Dean Witter (now Morgan Stanley); a vice president in the investment banking group of Capel Court Pacific, an Australian investment banking firm; and, a corporate planning manager of Jefferson Smurfit Group, a multinational packaging company. Mr. Rosenzweig has a BS in Industrial Engineering and an MBA with honors every term, both from Northwestern University. Mr. Rosenzweig brings significant experience in international operations and successful offshore ventures. Mr. Rosenzweig has been a director since 2012.

Norman E. Lepor, M.D., age 55, is a director nominee. Dr. Lepor is a clinical practitioner, medical educator, medical researcher and innovator. He established his cardiovascular practice as an attending physician at the Cedars-Sinai Heart Institute in 1988 and focuses his practice on the prevention and treatment of coronary artery disease. He co-founded Westside Medical Associates of Los Angeles and its diagnostic division, Westside Medical Imaging, a community-focused, comprehensive

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outpatient medical imaging center, and has been the co-managing partner since 2002. Dr. Lepor founded the journal, Reviews in Cardiovascular Medicine, in 2000 and is a co-editor. He has been a principal in MedReviews, a provider of medical education, since 1999. He is also a reviewer for the Journal of the American College of Cardiology and the American Journal of Kidney Disease. In recognition of Dr. Lepor’s contributions to clinical care, teaching and research, including the publication of numerous articles in leading Cardiology journals, Dr. Lepor was promoted to Clinical Professor of Medicine at the David Geffen School of Medicine at the University of California, Los Angeles in 2010 where he had been an Associate Clinical Professor since 2002. In addition to his educational work, Dr. Lepor has served on the board of directors of the non-profit and charitable organizations Save a Heart Foundation since 1993 and the American Friends of Sheba Medical Center since 2006. Dr. Lepor holds a Bachelor of Science degree in Biochemistry from the University of California, Los Angeles and received his medical degree from The Johns Hopkins University School of Medicine in 1982. He is certified by the American Board of Internal Medicine in Internal Medicine, Cardiovascular Disease and Interventional Cardiology and is a Fellow of the American College of Cardiology, a Fellow of the American Heart Association and a Fellow of the Society for Cardiovascular Angiography and Interventions. Dr. Lepor brings his 25 years of experience as a practicing physician to the Board including his insights on how physicians use electronic health records and medical software solutions in practice.

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NON-DIRECTOR EXECUTIVE OFFICERS

Paul A. Holt, age 47, was appointed our Chief Financial Officer in November 2000. Mr. Holt served as our Controller from January 2000 to May 2000 and was appointed interim Chief Financial Officer in May 2000. Prior to joining us, Mr. Holt was the Controller of Sierra Alloys Co., Inc., a titanium metal manufacturing company, from August 1999 to December 1999. From 1995 to 1999, he was Controller of Refrigeration Supplies Distributor, the largest independently owned wholesale distributor and manufacturer of refrigeration supplies and heating controls in the western United States. From 1990 to 1995, Mr. Holt was a Certified Public Accountant at McGladrey & Pullen, LLP. Mr. Holt holds an M.B.A. from the University of Southern California and a B.A. in Economics (cum laude) from the University of California, Irvine. His senior year at UC Irvine was spent at the University of Lund, Sweden. In 2012, Mr. Holt was named the Orange County Business Journal CFO of the year for his contributions to the tremendous growth of Quality Systems during his tenure with the Company.

Daniel J. Morefield, age 53, was appointed Executive Vice President and Chief Operating Officer in September of 2012. Mr. Morefield brings more than 30 years of experience to our Company, having spent the past decade serving in various operational and technology leadership roles. Most recently, Mr. Morefield was president and chief executive officer at LEADS360, Inc., the country’s largest and most successful sales lead management company from 2008 to 2011. Previously, Mr. Morefield was chief operations officer at Experian Consumer Direct, a consumer credit report monitoring business, from 2006 to 2007. Mr. Morefield joined Overture Services, Inc., a paid search company, in 2001 and was Chief Information Officer from 2002 to 2005. Mr. Morefield holds a Bachelor of Arts degree in management science (quantitative economics) from the University of California, San Diego.

Donn E. Neufeld, age 56, was appointed Executive Vice President of EDI and Dental in April 2010. Mr. Neufeld served as our Senior Vice President and General Manager, QSI Division, from April 2008 to April 2010, as our Vice President, Software and Operations, from January 1996 to April 2008 and as our Vice President of Operations from June 1986 until January 1996. From April 1981 until June 1986, Mr. Neufeld held the position of Manager of Customer Support. He joined our company in 1980.

Stephen K. Puckett, age 48, was appointed our Executive Vice President and Chief Technology Officer in September 2012, prior to which he served as the Executive Vice President of our Hospital Solutions Division (formerly known as the Inpatient Solutions Division) since January 2011. From June 2009 to January 2011, Mr. Puckett served as our Senior Vice President and General Manager of Inpatient Solutions, during which time the inpatient solutions offerings were still managed within our NextGen Division. From September 1992 to May 1997, Mr. Puckett was co-founder, President and Chairman of the Board of MicroMed Healthcare Information Systems, Inc., a developer and marketer of practice management systems for medical group practices that we acquired in May 1997. Mr. Puckett began his career at Accenture and later worked in the inpatient sector at Gerber Alley, which became a part of McKesson. Mr. Puckett holds an Industrial Management degree from the Georgia Institute of Technology.

Monte L. Sandler, age 40, was appointed Executive Vice President of the NextGen RCM Services Division (formerly known as the Practice Solutions Division) in April 2010. Mr. Sandler served as Vice President of Account Management from May 2008 to April 2010. Prior to joining NextGen Healthcare, Mr. Sandler was a partner and co-founder of Healthcare Strategic Initiatives (“HSI”) from September 1996 to May 2008 when it was acquired by NextGen Healthcare. Prior to HSI, Mr. Sandler was an auditor with KPMG LLP and is a certified public accountant in Missouri. Mr. Sandler holds a B.S. degree from the Indiana University Kelley School of Business.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of the record date, [    ], 2013, by:

•	each of our directors and director nominees;

•	each of our named executive officers (“NEOs”) identified in the “Summary Compensation Table for Fiscal Year Ended March 31, 2013” contained in this proxy statement;

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities. To our knowledge, unless indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as indicated in the footnotes to the table below, shares of common stock underlying options, if any, that currently are exercisable or are scheduled to become exercisable for shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on [    ] shares of common stock outstanding as of the record date, [    ], 2013.

Unless otherwise indicated, the address of each of the beneficial owners named in the table is c/o Quality Systems, Inc., 18111 Von Karman Avenue, Suite 700, Irvine, California 92612. Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Plochocki, Razin and Rosenzweig are current directors of our Company. Each of our current directors and Dr. Lepor are our director nominees. Messrs. Plochocki, Holt, Morefield, Puckett and Sandler are our NEOs.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned
Sheldon Razin	[ ]	(1)	[ ]	%
Michael Aghajanian	[ ]			*
Craig Barbarosh	[ ]			*
George Bristol	[ ]	(2)		*
Mark H. Davis	[ ]			*
Russell Pflueger	[ ]	(3)		*
Lance Rosenzweig	[ ]			*
Norman E. Lepor, M.D.	[ ]			*
Steven T. Plochocki	[ ]	(4)		*
Paul A. Holt	[ ]	(5)		*
Daniel J. Morefield	[ ]			*
Monte Sandler	[ ]	(6)		*
Steve Puckett	[ ]	(7)		*
Ahmed Hussein	5,687,696	(8)	[ ]	%
Brown Capital Management, LLC	4,633,333	(9)	[ ]	%
Blackrock, Inc.	3,189,913	(10)	[ ]	%
All directors and executive officers as a group (13 persons)	10,432,653	(11)	[ ]	%

*	Represents less than 1.0%.

(1)	Includes [ ] shares underlying options.

(2)	Includes [ ] shares underlying options.

(3)	Includes [ ] shares underlying options.

(4)	Includes [ ] shares underlying options.

(5)	Includes [ ] shares underlying options.

(6)	Includes [ ] shares underlying options.
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(7)	Includes [ ] shares underlying options.

(8)	This information is derived from a Form 4 filed by Ahmed Hussein on August 27, 2012. According to the Form 4, Mr. Hussein has beneficial ownership of 5,687,696 shares.

(9)	This information is derived from a Schedule 13G/A filed by Brown Capital Management LLC on February 14, 2013. According to the Schedule 13G/A, Brown Capital Management LLC had sole power to vote of 2,668,701 shares and sole power to dispose of 4,633,333 shares. The address for Brown Capital Management LLC is 1201 N. Calvert Street, Baltimore, Maryland 21202.

(10)	This information is derived from a Schedule 13G filed by Blackrock, Inc. on January 30, 2013. According to the Schedule 13G, Blackrock, Inc. had sole power to vote and dispose of 3,189,913 shares, and zero (-0-) shared voting power to vote or dispose of shares. The address for Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022.

(11)	Includes [ ] shares underlying options.
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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of March 31, 2013.

Plan Category	Number of Securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of Securities remaining available for future issuance under equity compensation (excluding Securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,159,183	$31.39	3,012,491
Equity compensation plans not approved by security holders	—	—	—
Total	1,159,183	$31.39	3,012,491

(1)	Represents 40,000 and 1,119,183 shares of common stock underlying options outstanding under our 1998 and 2005 Plans, respectively.

(2)	Represents shares of common stock available for issuance under options or awards that may be issued under our 2005 Plan. The material features of these plans are described in Note 12 to the Financial Statements contained in our Form 10-K for the fiscal year ended March 31, 2013.
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EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section describes our executive compensation programs for our fiscal year 2013 named executive officers or NEOs, who were:

•	Steven T. Plochocki — President and Chief Executive Officer
•	Paul A. Holt — Executive Vice President and Chief Financial Officer
•	Daniel J. Morefield — Executive Vice President and Chief Operating Officer
•	Stephen K. Puckett — Executive Vice President and Chief Technology Officer, effective April 1, 2013 (served as Executive Vice President, NextGen Hospital Solutions Division prior to appointment)
•	Scott Decker — Former President, NextGen Division (resigned on September 7, 2012)
•	Monte L. Sandler — Executive Vice President, NextGen RCM Services Division

Changes in Management Team

On September 7, 2012, Mr. Decker, our then President of the NextGen Division, resigned from his position with the Company. On April 1, 2013, Mr. Puckett, our former Executive Vice President of the NextGen Hospital Solutions Division, was appointed the Company’s Executive Vice President and Chief Technology Officer.

Executive Summary

Quality Systems develops and markets computer-based practice management applications, electronic health records, revenue cycle management applications and connectivity products and services to medical and dental group practices and hospitals. We compete for executive talent with a broad range of companies that are leaders in the healthcare and software industries. We believe that our compensation program:

•	aligns management’s interests with the interests of our shareholders;
•	rewards strong Company financial performance;
•	provides responsible and balanced incentives;
•	allows us to attract and retain effective executive leadership; and
•	is mindful of the concerns of our shareholders and good corporate governance practices.

Continued Strong Shareholder Support for our Compensation Decisions

At our 2012 annual meeting of shareholders, our shareholders approved the compensation of our fiscal year 2012 NEOs with over 96% approval. In light of this overwhelming support from our shareholders, the Compensation Committee made no significant changes to the overall design of our compensation program for fiscal years 2013 and 2014. However, the Compensation Committee has incorporated an additional restricted stock component into our compensation framework to provide stronger retention and performance incentives for our NEOs and better alignment with our shareholders. The Compensation Committee will continue to evaluate our compensation programs to ensure that the management team’s interests are aligned with our shareholders’ interests to support long-term value creation.

Pay-For-Performance

We believe a significant portion of our NEOs’ compensation should be variable, at risk and tied directly to the Company’s measurable performance. Consistent with these principles, a material portion of our NEOs’ compensation is in the form of performance-based annual cash and equity incentives that are earned upon the attainment of pre-established financial goals.

Our Performance Measures

Under our 2013 Executive Compensation Program, Messrs. Plochocki, Holt and Morefield were eligible for cash and equity incentives based on (i) the percentage of increase, if any, of the Company’s consolidated revenues reported for the fiscal year over the Company’s consolidated revenues reported for the previous fiscal year (“Consolidated Revenue Growth”) and (ii) the percentage of increase, if any, of the Company’s fully diluted earnings per share reported for the fiscal year over the Company’s fully diluted earnings per share reported for the previous fiscal year (“EPS Growth”). Each of our NEOs who head one of the Company’s operating divisions (Messrs. Decker, Puckett and Sandler) were eligible for cash and equity incentives based on the Consolidated Revenue Growth and EPS Growth for fiscal year 2013, as well as (i) the percentage of increase, if any, of their division’s revenues for the fiscal year over such division’s revenues for the previous fiscal year (“Divisional Revenue

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Growth”) and (ii) the percentage of increase, if any, of their division’s operating income for the fiscal year over such division’s operating income for the previous year (“Divisional Operating Income Growth”).

Under our 2014 Executive Compensation Program, Messrs. Plochocki, Holt, Morefield and Puckett will be eligible for cash and equity incentives based on the Consolidated Revenue Growth and EPS Growth for fiscal year 2014. Mr. Sandler will be eligible for cash and equity incentives based on the Consolidated Revenue Growth and EPS Growth for fiscal year 2014, as well as the NextGen RCM Services Division’s Divisional Revenue Growth and Divisional Operating Income Growth for fiscal year 2014.

All revenues and expenses associated with acquisitions made during the fiscal year are not included in the calculation of any of the performance measures.

Our Fiscal Year 2013 Performance and How our Performance is Linked to Pay

Fiscal year 2013 presented both new challenges and new opportunities for Quality Systems and the healthcare information technology sector as a whole. We have seen a slowdown in our consolidated revenue growth and a decline in our fully diluted earnings per share (“EPS”). Our fiscal year 2013 reported revenue increased 7.1%, our net income decreased 43.5% and our EPS decreased 43.8% from fiscal year 2012. Divisional Revenue Growth for the QSI Dental Division was 2.0%, while Divisional Operating Income declined by 9.9%. Divisional Revenue Growth for the NextGen Division was 5.8%, while Divisional Operating Income declined 4.8%. Divisional Revenue for the NextGen Hospital Solutions Division declined by 8.8%, while Divisional Operating Income declined 141.8%. Divisional Revenue Growth for the NextGen RCM Services Division was 28.2% and Divisional Operating Income Growth was 40.2%. Accordingly, no cash or equity incentives were awarded to our management team under the 2013 Executive Compensation Program. However, we continue to believe that there are significant growth opportunities ahead for our Company, that we are optimally positioned to capitalize on these opportunities, and that our talented management team will be instrumental in executing our growth strategy.

Equity as a Key Component of Compensation

We believe that the use of equity-based incentives in the form of stock options that vest in five equal, annual installments help to align the interests of our management team with those of our long-term shareholders by encouraging long-term performance. The extended multi-year vesting schedule creates incentives for our executives to sustain performance over the long term, and encourages retention. Under the 2013 Executive Compensation Program, these stock options represented about 76% of our NEO’s aggregate compensation opportunities, all of which would only be granted upon the achievement of predetermined performance targets.

Responsible and Balanced Pay Opportunities that Reflect Best Practices

The Compensation Committee evaluates our compensation programs annually to ensure they provide balanced and reasonable pay opportunities and reflect best practices. In designing our compensation programs, our Compensation Committee adheres to the following:

•	Restrained use of employment agreements and severance arrangements. Only Mr. Plochocki, our President and Chief Executive Officer, has an employment agreement that provides for certain payments upon his termination of employment or a change in control of the Company. We do not have any employment contracts, agreements, plans or other arrangements with any of our other NEOs that would provide for payments in connection with any termination of employment, change in control or change in responsibilities. The change in control arrangement in Mr. Plochocki’s employment agreement has a double trigger, and there are no excise tax gross-ups on any change of control severance payments that may be made.

•	No perquisites; no tax gross-ups. We do not provide any meaningful perquisites to our NEOs. Accordingly, we do not provide tax gross-ups to our NEOs in connection with perquisites or benefits.

•	No corporate aircraft. We do not provide a corporate aircraft for personal travel of any of our NEOs.

•	Responsible and balanced compensation philosophy. The Compensation Committee’s compensation philosophy is to design conservative, responsible and balanced compensation programs that have the highest regard for the interests of our shareholders while still compensating NEOs fairly in light of the Company’s performance and market position.

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•	Executive stock ownership policy. We have an executive stock ownership policy designed to align our NEOs’ long-term interests with those of our shareholders and to discourage excessive risk taking.

•	Executive compensation recovery policy. All incentive compensation awarded to our NEOs may be recovered in the event of a financial restatement or intentional misconduct by the NEO.

Commitment to Strong Governance Standards

We are committed to adopting and maintaining good corporate governance standards with respect to our compensation programs, procedures and practices. As such, our Company’s and Compensation Committee’s practices include the following:

•	Independent compensation committee. Our Compensation Committee designs and oversees our executive compensation programs. The Compensation Committee is comprised entirely of independent directors.

•	Annual say-on-pay advisory vote. Since 2011, we have held annual say-on-pay advisory votes in accordance with good governance practices and to maintain accountability to our shareholders.

•	Performance goals. A material portion of our NEOs’ compensation is in the form of performance-based annual cash and equity incentives that are earned upon the attainment of pre-established financial goals. These goals are tied directly to the Company’s measurable performance and designed to align the interests of our executives with those of our shareholders.

•	Risk oversight. Our Compensation Committee oversees and periodically assesses the risks associated with our compensation structure, programs and practices to ensure they do not encourage excessive risk-taking.

•	Authority to engage independent consultants. Our Compensation Committee has the authority to engage its own independent compensation consultants, legal counsel or other advisers to assist in designing and assessing our executive compensation programs and pay practices.

•	Prohibition on speculative trading. Board members, officers and employees are prohibited under the Company’s insider trading policy from engaging in short-term or speculative transactions in our Company’s shares.

Compensation Details

Compensation Objectives and Components

This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by executive officers and places in perspective the data presented in the tables and narratives that follow.

The Compensation Committee regularly assesses the Company’s compensation philosophy as well as target and actual compensation. The Compensation Committee is comprised solely of independent directors and has responsibility for overseeing the Company’s compensation programs, designing and managing our executive compensation programs and making recommendations to the Board concerning compensation matters for our employees and directors. The Compensation Committee attempts to create compensation paid to our NEOs that is responsible, balanced, performance based and competitive. Our executive compensation program is designed to reward achievement of specific performance goals, including continuous Company growth and increased shareholder value. By rewarding strong management performance in the achievement of these established goals, our executive compensation program helps to ensure that management’s interests are aligned with our shareholders’ and customers’ interests, with the ultimate objective of improving long-term shareholder value and customer satisfaction. To that end, our Compensation Committee designs compensation packages for our executives that include equity-based compensation as a key component. Our Compensation Committee believes that this use of equity-based compensation serves to further align the interests of our executives with those of our long-term shareholders by encouraging long-term performance. Our Compensation Committee also strives to enable us to recruit, retain and develop effective executive talent by creating compensation opportunities that are fair in light of the Company’s performance and market position.

The Compensation Committee meets following the end of the fiscal year without any members of management present to deliberate on and approve executive officer bonuses earned under the prior fiscal year’s compensation program and approve the compensation program for the next fiscal year. During the process, the Compensation Committee reviews performance assessments of the executive officers as well as market and industry data on compensation metrics and best practices.

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The Compensation Committee assesses our Company-wide compensation structure, programs and practices to help ensure that our compensation programs do not incentivize excessive risk taking. Pursuant to this assessment, the Compensation Committee believes that the balance of cash and equity compensation and the performance measures used in our compensation programs are effective and do not encourage excessive risk taking.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of an independent compensation consultant, legal counsel or other advisers to assist in carrying out the Compensation Committee’s duties and responsibilities. Prior to selecting a compensation adviser, the Compensation Committee shall assess whether work performed or advice rendered by such compensation adviser would raise any conflicts of interest. From time to time, the Compensation Committee has engaged independent compensation consultants to advise it on matters of Board and executive compensation. In each case, the Compensation Committee has utilized these compensation consultants to compile and present peer-group compensation data to the Compensation Committee, but did not delegate any authority to the consultants to determine or recommend the amount or form of executive compensation. The Compensation Committee also subscribes to Equilar, Inc. Insight and reviews publicly available compensation data from time to time as part of its committee and executive compensation decisions. For fiscal year 2013, there were no conflicts of interest with respect to any compensation advisers.

Key components of the 2013 Executive Compensation Program were base salary, and cash and equity incentive programs. The Compensation Committee views the various components of compensation as related, but distinct, and believes that a significant percentage of total compensation should be allocated to performance incentives. The Compensation Committee determines the appropriate level for each compensation component based in part, but not exclusively, on performance, internal equity, stability and other considerations the Compensation Committee deems relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

The Compensation Committee provides NEOs with base salaries to compensate them for services rendered during the fiscal year. The use of base salaries provides stable compensation to executives, allows us to attract high caliber executive talent and provides a base upon which executives may be rewarded for individual performance. Base salaries for NEOs are determined based on positions and responsibilities using market data and considering individual performance, company-wide performance, future contribution potential, peer compensation levels and internal equity issues. The weight given to each of these factors can vary from individual to individual. Base salaries are intended to be set at levels that, in combination with other forms of compensation, offer the potential to attract, retain, and motivate qualified individuals. Base salaries are targeted to be moderate yet competitive.

Fiscal Year 2013 Incentive Program Terms

On May 23, 2012, our Compensation Committee approved the 2013 Executive Compensation Program for our NEOs for the fiscal year ended March 31, 2013. The 2013 Executive Compensation Program includes base salaries and both cash and equity incentive compensation components. The incentive compensation components for Messrs. Plochocki, Holt and Morefield were based on Consolidated Revenue Growth and EPS Growth for fiscal year 2013. Each of the NEOs that head one of the Company’s operating divisions (Messrs. Decker, Puckett and Sandler) were eligible for incentive compensation based on Consolidated Revenue Growth and EPS Growth for fiscal year 2013, as well as Divisional Revenue Growth and Divisional Operating Income Growth for fiscal year 2013. The focus on divisional performance measures for certain NEOs is designed to drive optimal performance by the operating divisions while simultaneously creating greater accountability for each of these NEOs as leaders of their divisions. In designing these divisional performance measures, the Compensation Committee was mindful of continuing to incorporate consolidated Company performance measures to incentivize overall growth and long-term value creation for the Company as a whole through collaborative and cooperative behavior amongst the operating divisions.

Base Compensation

Cash salary levels for our NEOs were set as follows:

•	Steven T. Plochocki - $575,000 (an increase from $550,000), effective August 16, 2012;
•	Paul A. Holt - $345,000 (an increase from $330,000), effective July 23, 2012;
•	Daniel J. Morefield - $375,000 (new hire in fiscal 2013), effective September 25, 2012;
•	Stephen K. Puckett - $330,000 (an increase from $290,000), effective June 1, 2012;
•	Scott Decker - $405,000 (an increase from $371,000), effective November 24, 2012;
•	Monte L. Sandler – $318,000 (an increase from $290,000), effective March 16, 2012
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The Compensation Committee determines base salaries for our NEOs after reviewing a variety of factors. The weight given to each of these factors can vary from period to period and from individual to individual. The Compensation Committee does not allocate specific, predetermined weighting to the individual factors.

When evaluating the future contribution potential of an NEO, the Compensation Committee considers, as particularly meaningful, the NEO’s historic contributions to our EPS and revenue, particularly in light of the highly competitive industry in which we operate. Significant weight also is given to the NEO’s anticipated contributions to our future growth and profitability. To a lesser extent, the Compensation Committee takes note on an informal basis of the competitive rates of pay in the corporate community, generally, and the relative standing of our compensatory practices in a peer group of similarly sized healthcare information technology and business software companies. The composition of this peer group is based on revenue, market capitalization, number of employees and other available data. For fiscal year 2013, this peer group (“Peer Group”) included the following companies:

•	Omnicell Inc.
•	HMS Holdings Corp.
•	MedAssets, Inc.
•	Advent Software, Inc.
•	Tyler Technologies, Inc.
•	Accretive Health, Inc.
•	Blackbaud Inc.
•	Concur Technologies, Inc.
•	athenahealth, Inc.
•	Computer Programs & Systems Inc.
•	NetSuite Inc.
•	Allscripts Healthcare Solutions, Inc.
•	Medidata Solutions, Inc.

However, the Compensation Committee does not believe in relying solely on benchmarking with our Peer Group’s compensation practices or positioning our NEOs at a particular percentile relative to a given peer group or index. Instead, reference to this Peer Group generally demonstrated the NEOs to be compensated at levels that the Compensation Committee deemed fair and reasonable in light of the Company’s performance and current market position. The Compensation Committee also considered, and gave some weight, to more subjective evaluations and input from other Board members and executives reflecting upon the quality of each NEO’s performance.

Cash Incentive Bonus

The following table sets forth the potential cash incentive bonus payable to each of our NEOs under the 2013 Executive Compensation Program:

Name	Potential Cash Bonus %	Potential Cash Bonus Amount
Steven T. Plochocki	50% of Salary	287,500
Paul A. Holt	50% of Salary	172,500
Daniel J. Morefield (1)	50% of Salary	93,750
Stephen K. Puckett	50% of Salary	165,000
Scott Decker (2)	50% of Salary	202,500
Monte Sandler	50% of Salary	159,000

(1) Mr. Morefield’s Potential cash bonus amount was prorated for the number of months employed during fiscal year 2013.

(2) Mr. Decker forfeited his potential cash bonus upon his resignation from the Company.

For Messrs. Plochocki, Holt and Morefield, 50% of the potential cash incentive bonus was based on the Consolidated Revenue Growth for fiscal year 2013, determined as follows:

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Consolidated Revenue Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

The remaining 50% of the potential cash incentive bonus was based on the EPS Growth for fiscal year 2013, determined as follows:

EPS Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

For Messrs. Decker, Puckett and Sandler, (i) 37.5% of the potential cash incentive bonus was based on Consolidated Revenue Growth for fiscal year 2013; (ii) 37.5% of the potential cash incentive bonus was based on Consolidated EPS Growth for fiscal year 2013; (iii) 12.5% of the potential cash incentive bonus was based on Divisional Revenue Growth; and (iv) 12.5% of the potential cash incentive bonus was based on Divisional Operating Income Growth. The portions of the cash incentive bonus based on Consolidated Revenue Growth and EPS Growth were determined as set forth in the preceding tables. The portions of the cash incentive bonus based on Divisional Revenue Growth were determined as follows:

Divisional Revenue Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

The portions of the cash incentive bonus based on Divisional Operating Income Growth were determined as follows:

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Divisional Operating Income Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

Under the Fiscal Year 2013 Incentive Program, the percentage shown in the right hand columns was awarded when the stated level is reached as a step function. Full percentage Consolidated Revenue Growth, EPS Growth, Divisional Revenue Growth and Divisional Operating Income Growth must be achieved to reach each bonus level. The amount of cash bonus granted was a percentage based on the same percentage earned according to an average of the Consolidated Revenue Growth and EPS Growth criteria above for Messrs. Plochocki, Holt and Morefield, and an average of the Consolidated Revenue Growth, EPS growth, Divisional Revenue Growth and Divisional Operating Income Growth criteria above, each weighted in accordance with their respective percentages, for Messrs. Decker, Puckett and Sandler.

Equity Incentive Bonus

The equity incentive bonus component of the 2013 Executive Compensation Program provided that our NEOs were eligible to receive options to purchase the Company’s common stock based on the Company meeting certain increases in revenue and EPS growth during the fiscal year as follows:

Named Executive Officer	Number of Options
Steven T. Plochocki	50,000
Paul A. Holt	30,000
Daniel J. Morefield (1)	15,000
Stephen K. Puckett	30,000
Scott Decker (2)	30,000
Monte Sandler	30,000

(1)	Mr. Morefield’s potential equity incentive bonus was prorated for the number of months employed during fiscal year 2013.
(2)	Mr. Decker forfeited his potential equity incentive bonus upon his resignation from the Company.

For Messrs. Plochocki, Holt and Morefield, 50% of the potential equity incentive bonus was based on the Consolidated Revenue Growth for fiscal year 2013, determined as follows:

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Consolidated Revenue Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%
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The remaining 50% of the potential equity incentive bonus was based on the EPS Growth for fiscal year 2013, determined as follows:

EPS Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

For Messrs. Decker, Puckett and Sandler, (i) 37.5% of the potential equity incentive bonus was based on Consolidated Revenue Growth for fiscal year 2013; (ii) 37.5% of the potential equity incentive bonus was based on Consolidated EPS Growth for fiscal year 2013; (iii) 12.5% of the potential equity incentive bonus was based on Divisional Revenue Growth; and (iv) 12.5% of the potential equity incentive bonus was based on Divisional Operating Income Growth. The portions of the equity incentive bonus based on Consolidated Revenue Growth and EPS Growth were determined as set forth in the preceding tables. The portions of the equity incentive bonus based on Divisional Revenue Growth were determined as follows:

Divisional Revenue Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

The portions of the equity incentive bonus based on Divisional Operating Income Growth were determined as follows:

Divisional Operating Income Growth	% of Criteria Amount
10.0%	12.5%
12.5%	25.0%
15.0%	37.5%
17.5%	50.0%
20.0%	60.0%
22.5%	70.0%
25.0%	80.0%
27.5%	90.0%
30.0%	100.0%

As with the cash incentive bonus, the percentage shown in the right hand columns was awarded when the stated level is reached as a step function.

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General Terms For the 2013 Executive Compensation Program

The following terms applied to all executives participating in the 2013 Executive Compensation Program:

•	For purposes of calculating cash and equity incentive bonuses , revenue and expenses attributable to acquisition targets acquired by the Company during the 2013 fiscal year were excluded.

•	Executive must be in good standing as a full time employee of the Company at least two weeks beyond the release of our fiscal year 2013 results.

•	Executive is not allowed to be compensated for work outside of his or her work for the Company without the prior written approval of our Board.

•	Executive must sign an updated and revised confidential information/non-compete agreement.

•	Payment of cash and equity incentive compensation is to be approved by the Compensation Committee, based on audited financial statements. The Compensation Committee’s determination regarding cash and equity incentive compensation will be final.

•	Options are granted under one of our shareholder approved option plans and subject to the terms of our standard stock option agreement. The option exercise price for all options granted under the 2013 Executive Compensation Program will be the closing price of our common stock on the applicable grant date. The options shall vest in five equal, annual installments commencing one year after the applicable grant date and will expire eight years after their grant.

2013 Executive Compensation Program Payouts

For purposes of the 2013 Executive Compensation Program, Consolidated Revenue Growth was 3.7% based on revenue of approximately $445.9 million compared to revenue of $429.8 million for fiscal year 2012. Consolidated EPS declined 46.0% based on EPS of approximately $0.69 compared to EPS of $1.28 for fiscal year 2012. Consolidated revenue and EPS for fiscal year 2013 excluded $14.4 million and $0.03, respectively, from the acquisitions of Matrix Management Solutions, LLC and The Poseidon Group.

On May 22, 2013, based on our results for the 2013 fiscal year and the terms of the 2013 Executive Compensation Program, our Compensation Committee did not authorize any cash or equity incentive payments to our NEOs. However, we continue to believe that there are significant growth opportunities ahead for our Company, that we are optimally positioned to capitalize on these opportunities, and that our talented management team will be instrumental in executing our growth strategy.

2014 Executive Compensation Program Terms

Based on the principles described above under the caption “Compensation Philosophy, Objectives and Components,” on May 23, 2012, our Compensation Committee approved the 2014 Executive Compensation Program for our NEOs for the fiscal year ending March 31, 2014. The compensation program includes base salaries and both cash and equity incentive compensation components. The incentive compensation components for Messrs. Plochocki, Holt, Morefield and Puckett will be based on Consolidated Revenue Growth and EPS Growth for fiscal year 2014. Mr. Sandler will be awarded cash and equity incentives based on the Consolidated Revenue Growth and EPS Growth for fiscal year 2014, as well as Divisional Revenue Growth and Divisional Operating Income Growth for the RCM Services Division in fiscal year 2014.

Base Compensation

Cash Component

Salary levels are considered annually as part of our Compensation Committee’s performance review process. From time to time, the Compensation Committee will approve increases in the base salary of our NEOs to maintain our competitiveness for executive talent as necessary. Under the 2014 Executive Compensation Program, the Compensation Committee approved modest increases in the cash salary levels for our NEOs as follows:

•	Steven T. Plochocki - $600,000 (an increase from $575,000), effective August 16, 2013;
•	Paul A. Holt - $360,000 (an increase from $345,000), effective July 23, 2013;
•	Daniel J. Morefield - $440,000 (an increase from $375,000), effective September 25, 2013;
•	Stephen K. Puckett - $360,000 (an increase from $330,000), effective June 1, 2013;
•	Monte L. Sandler – $340,000 (an increase from $318,000), effective March 16, 2013

Equity Component

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In addition to the cash component, each NEO shall receive, as a component of his base salary, a grant of restricted shares of common stock. This grant occurred on May 29, 2013, and the shares vest in two equal annual installments, beginning on May 29, 2014. The number of shares granted to each NEO is set forth in the table below.

Name	Shares
Steve T. Plochocki	5,000
Paul A. Holt	3,000
Daniel J. Morefield	4,000
Stephen K. Puckett	3,000
Monte L. Sandler	3,000

Cash Incentive Bonus

The following table sets forth the potential cash incentive bonus payable to each of our NEOs under the 2014 Executive Compensation Program:

Name	Potential Cash Bonus %	Potential Cash Bonus Amount
Steve T. Plochocki	50%	$300,000
Paul A. Holt	50%	180,000
Daniel J. Morefield	50%	220,000
Stephen K. Puckett	50%	180,000
Monte L. Sandler	50%	170,000

For Messrs. Plochocki, Holt, Morefield and Puckett, 50% of the potential cash incentive bonus is based on the Consolidated Revenue Growth for fiscal year 2014, determined as follows:

Consolidated Revenue Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%
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The remaining 50% of the potential cash incentive bonus is based on the EPS Growth for fiscal year 2014, determined as follows:

EPS Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

For Mr. Sandler, (i) 37.5% of the potential cash incentive bonus will be based on Consolidated Revenue Growth for fiscal year 2014; (ii) 37.5% of the potential cash incentive bonus will be based on Consolidated EPS Growth for fiscal year 2014; (iii) 12.5% of the potential cash incentive bonus will be based on Divisional Revenue Growth of the RCM Services Division for fiscal year 2014; and (iv) 12.5% of the potential cash incentive bonus will be based on Divisional Operating Income Growth of the RCM Services Division for fiscal year 2014. The portions of the cash incentive bonus based on Consolidated Revenue Growth and EPS Growth are determined as set forth in the preceding tables. The portions of the cash incentive bonus based on Divisional Revenue Growth will be determined as follows:

Divisional Revenue Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

The portions of the cash incentive bonus based on Divisional Operating Income Growth will be determined as follows:

Divisional Operating Income Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%
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Under the 2014 Executive Compensation Program, the percentage shown in the right hand columns will be awarded when the stated level is reached as a step function. Full percentage Consolidated Revenue Growth, EPS Growth, Divisional Revenue Growth and Divisional Operating Income Growth must be achieved to reach each bonus level. Accordingly, there will be no partial credit, proration or extrapolation between levels. The amount of cash bonus granted will be a percentage based on the same percentage earned according to an average of the Consolidated Revenue Growth and EPS Growth criteria above for Messrs. Plochocki, Holt, Morefield and Puckett and an average of the Consolidated Revenue Growth, EPS growth, Divisional Revenue Growth of the RCM Services Division and Divisional Operating Income Growth for the RCM Services Division criteria above, each weighted in accordance with their respective percentages, for Mr. Sander.

Equity Incentive Bonus

The equity incentive bonus component of the 2014 Executive Compensation Program provides that our NEOs are eligible to receive an aggregate of up to 180,000 options to purchase the Company’s common stock based on us meeting certain Consolidated Revenue Growth and EPS Growth targets during the 2014 fiscal year as follows:

Named Executive Officer	Number of Options
Steven T. Plochocki	50,000
Paul A. Holt	30,000
Daniel J. Morefield	40,000
Stephen K. Puckett	30,000
Monte Sandler	30,000

For Messrs. Plochocki, Holt, Morefield and Puckett 50% of the potential equity incentive bonus is based on the Consolidated Revenue Growth for fiscal year 2014, determined as follows:

Consolidated Revenue Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

The remaining 50% of the potential equity incentive bonus is based on the EPS Growth for fiscal year 2014, determined as follows:

EPS Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

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For Mr. Sandler, (i) 37.5% of the potential equity incentive bonus will be based on Consolidated Revenue Growth for fiscal year 2014; (ii) 37.5% of the potential equity incentive bonus will be based on Consolidated EPS Growth for fiscal year 2014; (iii) 12.5% of the potential equity incentive bonus will be based on Divisional Revenue Growth for the RCM Services Division for fiscal year 2014; and (iv) 12.5% of the potential equity incentive bonus will be based on Divisional Operating Income Growth for the RCM Services Division for fiscal year 2014. The portions of the equity incentive bonus based on Consolidated Revenue Growth and EPS Growth are determined as set forth in the preceding tables. The portions of the equity incentive bonus based on Divisional Revenue Growth will be determined as follows:

Divisional Revenue Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

The portions of the equity incentive bonus based on Divisional Operating Income Growth will be determined as follows:

Divisional Operating Income Growth	% of Criteria Amount
7.0%	70.0%
8.0%	80.0%
9.0%	90.0%
10.0%	100.0%
11.0%	110.0%
12.0%	120.0%
13.0%	130.0%
14.0%	140.0%
>15%	150.0%

As with the cash incentive bonus, the percentage shown in the right hand columns will be awarded when the stated level is reached as a step function.

General Terms For the 2014 Executive Compensation Program

The following terms will apply to all executives participating in our 2014 Executive Compensation Program:

•	For purposes of calculating cash and equity incentive bonuses for all NEOs, revenue and expenses attributable to acquisition targets acquired during the 2014 fiscal year will be excluded.

•	Executive must be in good standing as a full time employee of the Company at least two weeks beyond the release of our fiscal year 2014 results.

•	Executive is not allowed to be compensated for work outside of his or her work for the Company without the prior written approval of our Board.

•	Executive must sign an updated and revised confidential information/non-compete agreement.

•	Payment of cash and equity incentive compensation is to be approved by the Compensation Committee, based on audited financial statements. The Compensation Committee’s determination regarding cash and equity incentive compensation will be final.
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•	Options shall be granted under one of our shareholder approved option plans and subject to the terms of our standard stock option agreement. The option exercise price for all options granted under the 2014 Executive Compensation Program will be the closing price of our common stock on the applicable grant date. The options shall vest in five equal, annual installments commencing one year after the applicable grant date and will expire eight years after their grant.

Other Benefits

We have a 401(k) plan available to substantially all of our employees. Participating employees may defer each year up to the limit set in the Internal Revenue Code of 1986, as amended (the “Code”). The annual company contribution is determined by a formula set by our Board and may include matching and/or discretionary contributions. The retirement plans may be amended or discontinued at the discretion of our Board. Matching contributions for the NEOs are included in the “All Other Compensation” column of the Summary Compensation Table for Fiscal Year Ended March 31, 2013.

We have a deferred compensation plan available for the benefit of officers and employees who qualify for inclusion. The plan is described below in connection with the Nonqualified Deferred Compensation Table for Fiscal Year ended March 31, 2013.

We have a voluntary employee stock purchase plan for the benefit of certain full-time employees. The plan is designed to allow employees to acquire shares of our common stock through automatic payroll deductions. Each eligible employee may authorize the withholding of up to 10% of his/her gross payroll each pay period to be used to purchase shares on the open market by a broker designated by us. In addition, we will match 5% of each employee’s contribution and will pay all brokerage commissions and fees in connection with each purchase. The amount of our company match is discretionary and subject to change. The plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974.

Perquisites and Other Personal Benefits

We do not offer any meaningful perquisites to our NEOs. Accordingly, we do not pay or reimburse our NEOs for any taxes relating to perquisites or other benefits.

Executive Stock Ownership Guidelines

We have an executive stock ownership policy that requires all executive officers to purchase and retain for the full duration of their tenure as executive officers, shares of the Company’s common stock with a value equal to no less than 25% of the executive officer’s annual base salary at the time of purchase. Each executive officer is required satisfy his share purchase requirement within twelve months of becoming an executive officer and may do so through acquisitions on the open market or by option exercises.

Insider Trading Policy

We have an insider trading policy that generally prohibits Board members, officers and employees from engaging in short-term or speculative transactions in our Company’s shares, including short sales, publicly traded options, hedging transactions, holding Company shares in a margin account, pledging Company shares as collateral and standing and limit orders.

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Clawback Policy for Compensation Recovery

In order to better align our executives’ long-term interests with those of our Company and our shareholders, we have an executive compensation recovery policy that claws back incentive compensation awarded to an executive officer if the result of a performance measure upon which such award was based is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award. If the result of a performance measure was considered in determining the award, but the award was not made on a formulaic basis, the Compensation Committee will determine the appropriate amount of the recovery. In addition, the Compensation Committee has the authority to recover incentive compensation if an executive officer engaged in intentional misconduct that contributed to an award of incentive compensation that was greater than would have been awarded in the absence of such misconduct.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, our Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals unless the compensation qualifies as performance-based. Our Compensation Committee currently intends that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gains recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee. Also, in certain situations, our Compensation Committee may approve compensation that does not meet deductibility qualifications, in order to ensure competitive levels of total compensation for our executive officers.

Accounting for Stock-Based Compensation

We account for stock-based payments in accordance with Accounting Standard Codification Topic 718, Compensation — Stock Compensation, or ASC 718. For further information regarding ASC 718, refer to Note 2 to the Financial Statements contained in our Form 10-K for the fiscal year ended March 31, 2013.

Summary Compensation Table for Fiscal Year Ended March 31, 2013

The following table provides certain summary information concerning the compensation for the fiscal years ended March 31, 2013, 2012 and 2011 for our principal executive officer, our principal financial officer, and the three other most highly compensated executive officers whose total compensation exceeded $100,000 during fiscal year 2013 and who were serving as executive officers at the end of fiscal year 2013 (collectively, the “NEOs”). No other executive officers that would have otherwise been includable in the table on the basis of total compensation for fiscal year 2013 have been excluded by reason of their termination of employment or change in executive status during that year.

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Name and Title	Fiscal Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($) (3)	All Other Compen- sation ($) (4)	Total ($)
Steven T. Plochocki
Chief Executive	2013		$565,625	$—	$—	$—	$—	$—	$—	$565,625
Officer and President	2012		539,688	—	—	236,748	151,250	—	—	927,686
	2011		522,500	—	—	322,476	156,750	—	—	1,001,726

Paul A. Holt
Executive Vice President and	2013		340,315	—	—	—	—	3,448	—	343,763
Chief Financial Officer	2012		323,750	—	—	142,049	90,750	4,118	17,113	577,780
	2011		303,394	—	—	161,238	93,000	3,481	16,628	577,741

Daniel J. Morefield
Executive Vice President and	2013		194,712	—	—	—	—	—	900	195,612
Chief Operating Officer	2012	(5)	—	—	—	—	—	—	—	—
	2011	(5)	—	—	—	—	—	—	—	—

Stephen K. Puckett
Executive Vice President and	2013		323,333	—	—	—	—	—	3,343	326,676
Chief Technology Officer(6)	2012	(7)	—	—	—	—	—	—	—	—
	2011	(7)	—	—	—	—	—	—	—	—

Scott Decker
Former President,	2013		213,973	—	—	—	—	—	—	213,973
NextGen Healthcare (8)	2012		357,392	—	—	142,049	102,025	3,521	14,091	619,078
	2011		350,000	—	—	241,857	105,000	3,500	15,373	715,730

Monte L. Sandler
Executive Vice	2013		318,646	—	—	—	—	—	2,480	321,126
President, RCM Services	2012		290,833	—	—	142,049	79,750	—	2,867	515,499
	2011	(7)	—	—	—	—	—	—	—	—

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(1)	The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. Assumptions made in the calculation of these amounts are included in Note 12 to our audited financial statements for the fiscal year ended March 31, 2013, included in our Annual Report on Form 10-K filed with the SEC on May 30, 2013.

(2)	The amount reflected in this column represents the amount earned as incentive in the fiscal year,

(3)	The amount reflected in this column represents our Company’s contribution to Nonqualified Deferred Compensation. Earnings are not included in this column as earnings are not considered above-market or preferential.

(4)	The amount reflected in this column represents our Company’s contributions to the 401(k) plan.

(5)	No amounts for Mr. Morefield for fiscal years 2012 and 2011 as he assumed the position of Chief Operating Officer on September 25, 2012.

(6)	Mr. Puckett was appointed as Chief Technology Officer effective April 1, 2013. Prior to his appointment, Mr. Puckett served as Executive Vice President, Hospital Solutions.

(7)	No amounts reported for Messrs. Puckett and Sandler for fiscal years 2011 and 2012 and fiscal year 2011, respectively, as they were not NEOs in those years.

(8)	On September 7, 2012, Mr. Decker resigned from his position as President of NextGen Healthcare.

Grants of Plan-Based Awards for Fiscal Year Ended March 31, 2013

The following table sets forth information regarding plan-based awards granted to our NEOs during the fiscal year ended March 31, 2013.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	All Other Stock Awards:	Exercise
Name	Grant Date	Thres- hold ($) (1)	Target ($) (1)	Maximum ($) (2)	Thres- hold ($) (1)	Target ($) (1)	Maximum Option Shares (2)	Shares or Stock or Units (#)	Number of Securities Underlying Options(#)	or Base Price of Option Awards
Steven T. Plochocki	—	—	—	287,500	—	—	50,000	—	—	—
Paul A. Holt	—	—	—	172,500	—	—	30,000	—	—	—
Daniel J. Morefield	—	—	—	93,750	—	—	15,000	—	—	—
Stephen K. Puckett	—	—	—	165,000	—	—	30,000	—	—	—
Scott Decker	—	—	—	185,500	—	—	30,000	—	—	—
Monte L Sandler	—	—	—	159,000	—	—	30,000	—	—	—

(1)	The actual cash and equity incentive compensation paid is described above under the heading “Compensation Discussion and Analysis - Fiscal Year 2013 Incentive Program Payouts.” The actual cash incentive compensation paid is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The compensation cost of the options actually awarded under the Fiscal Year 2013 Incentive Program is included in the “Option Awards” column of the Summary Compensation Table above. Information regarding the numbers of shares underlying the options actually awarded under the Fiscal Year 2013 Incentive Program is included in the Outstanding Equity Awards at Fiscal Year End March 31, 2013 table below.

(2)	The amounts set forth in this column reflect the maximum cash or share incentive awards possible under our cash and equity incentive programs for fiscal year 2013.

Base Salary

Base salaries for the NEOs are described above under the heading “Compensation Discussion and Analysis — Base Compensation.”

Cash and Equity Incentive Programs

Cash and equity incentive program payouts made to the NEOs are described above under the headings “Compensation Discussion and Analysis — Cash Incentive Bonus” and “Compensation Discussion and Analysis — Equity Incentive Bonus.”

Employment Agreement with Mr. Plochocki

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The Company has an employment agreement with Mr. Plochocki effective August 16, 2008 (“Effective Date”) that details the terms of his employment as our Chief Executive Officer. The term of the employment agreement is “at will” and renews annually unless either party elects to terminate it upon 30 days prior written notice or unless terminated pursuant to the terms of the employment agreement. However, the employment agreement contains various termination and change-in-control provisions as described below under “Potential Payments on Termination of Employment or Change-in-Control.”

Pursuant to the employment agreement, on the Effective Date we granted Mr. Plochocki options to purchase up to 100,000 shares of our common stock at an exercise price of $20.04 per share, which options have a five year term and vest in four, equal annual installments commencing one year after the Effective Date.

The employment agreement provides that Mr. Plochocki shall receive three weeks of vacation each year. During fiscal year 2013, Mr. Plochocki was eligible for a cash bonus of up to $287,500 (of which, he received -0-) and up to 50,000 bonus options (of which, -0- were granted) in accordance with, and subject to, the terms of our 2013 Executive Compensation Program.

Outstanding Equity Awards at Fiscal Year Ended March 31, 2013

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven T. Plochocki	25,000	—		—	$20.04	08/18/13	—	—	—	—
	4,800	19,200	(1)	—	43.03	05/31/19	—	—	—	—
	—	27,500	(2)	—	29.45	05/23/20	—	—	—	—

Paul A. Holt	2,400	9,600	(1)	—	43.03	05/31/19	—	—	—	—
	—	16,500	(2)	—	29.45	05/23/20	—	—	—	—

Daniel J. Morefield	—	20,000	(3)	—	18.42	09/25/20	—	—	—	—

Stephen K. Puckett	6,450	4,300	(4)	—	28.48	02/16/18	—	—	—	—
	6,000	24,000	(1)	—	43.03	05/31/19	—	—	—	—
	—	16,500	(2)	—	29.45	05/23/20	—	—	—	—

Monte L Sandler	2,234	—		—	16.40	06/13/13	—	—	—	—
	2,400	9,600	(1)	—	43.03	05/31/19	—	—	—	—
	—	16,500	(2)	—	29.45	05/23/20	—	—	—	—

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(1)	Option was granted May 31, 2011 and is vesting in five equal, annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on May 31, 2013, May 31, 2014, May 31, 2015 and May 31, 2016.

(2)	Option was granted May 23, 2012 and is vesting in five equal, annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on May 23, 2013, May 23, 2014, May 23, 2015, May 23, 2016, and May 23, 2017.

(3)	Option was granted September 25, 2012 and is vesting in five equal, annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on September 25, 2013, September 25, 2014, September 25, 2015, September 25, 2016 and September 25, 2017.

(4)	Option was granted February 10, 2010 and is vesting in five equal, annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on February 10, 2014 and February 10, 2015.
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Option Exercises and Stock Vested During Fiscal Year Ended March 31, 2013

The following table sets forth information regarding options exercised and stock awards vested during fiscal year 2013 for our NEOs. Value realized on exercise is based on the difference between the per share exercise price and the closing sale price of a share of our common stock on the exercise date.

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven T. Plochocki	—	$—	—	$—
Paul A. Holt	—	—	—	—
Daniel J. Morefield	—	—	—	—
Stephen K. Puckett	—	—	—	—
Scott Decker	—	—	—	—
Monte L. Sandler	5,880	64,092	—	—

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of any NEO.

Nonqualified Deferred Compensation for Fiscal Year Ended March 31, 2013

The following table sets forth information regarding our defined contribution or other plan that provides for the deferral of compensation for any NEO on a basis that is not tax-qualified. Participating employees may defer between 5% and 50% of their compensation per plan year. In addition, we may, but are not required to, make contributions into the deferral plan on behalf of participating employees. Each employee’s deferrals together with earnings thereon are accrued as part of the long-term liabilities of our company. Investment decisions are made by each participating employee from a family of mutual funds. To offset this liability, we have purchased life insurance policies on some of our participants. We are the owner and beneficiary of the policies and the cash values are intended to produce cash needed to help make the benefit payments to employees when they retire or otherwise leave our company. Distributions will be paid out to participants either upon retirement, death, termination of employment or upon termination of the nonqualified deferred compensation plan. Distribution will generally equal the deferral amount plus or minus earnings or losses and will be in the form of a lump sum of five annual installments as elected by the participant should the account balance exceed $25,000.

Named Executive Officer	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Steven T. Plochocki	—	—	—	—	—
Paul A. Holt	69,872	3,448	17,336	—	442,308
Daniel J. Morefield	—	—	—	—	—
Stephen K. Puckett	—	—	—	—	—
Scott Decker	20,405	—	3,403	—	77,368
Monte L. Sandler	—	—	—	—	—

(1)	No amounts were reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column in the Summary Compensation Table above, as earnings are not considered above-market or preferential.
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Potential Payments Upon Termination of Employment or Change-in-Control

The following discussion and table describe and illustrate potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change-in-control or termination of employment, assuming a March 31, 2013 termination date. The discussion concerning Mr. Plochocki assumes that his written employment agreement with us is still in effect at such time.

Employment Agreement with Mr. Plochocki

•	Termination Without Cause

If, during the term of his employment agreement, we should terminate Mr. Plochocki’s employment without “cause” as may be determined by our Board, then he shall be entitled to receive from us a lump sum payment equal to (i) one year’s base salary as then in effect, payable upon the date of such termination, and (ii) a pro-rated cash bonus equal to that percentage of the fiscal year completed at the date of his termination multiplied by the cash bonus actually earned under our fiscal year compensation plan as filed with the SEC payable to the Chief Executive Officer of our company at the end of such fiscal year, payable upon the date other bonuses are actually paid under the existing compensation plan. As used in his employment agreement, the term “cause” shall mean (i) his willful breach or neglect of the duties and obligations required of him either expressly or impliedly by the terms of the employment agreement (including, but not limited to refusal to execute our standard confidential information agreement); or (ii) his commission of fraud, embezzlement or misappropriation, involving our company whether or not a criminal or civil charge is filed in connection with such action. By way of example, if Mr. Plochocki’s employment had been terminated without cause on March 31, 2013, he would have been entitled to (i) $575,000, representing one year’s base salary; and (ii) a cash bonus of zero (-0-), representing the actual cash bonus earned under the Fiscal Year 2013 Incentive Plan for the entire fiscal year.

•	Change of Control Provisions.

All 100,000 options granted to Mr. Plochocki upon his signing his employment agreement with us shall immediately vest upon (i) a sale of substantially all of our equity or assets or a merger where the beneficial owners of our equity securities immediately prior to such merger no longer constitute a majority of the beneficial ownership immediately thereafter (a “Sale Transaction”); and (ii) his agreement to be employed by the buyer in such Sale Transaction for a period of not less than one year after the closing date of such transaction. If, upon a Sales Transaction, he is not offered a position with the buyer in such Sales Transaction, Mr. Plochocki shall be paid a lump sum equal to one year’s base salary as then in effect.

The following table summarizes benefits payable to Mr. Plochocki under his employment agreement assuming a termination event or Sale Transaction had occurred on March 31, 2013:

Benefits Payable to Steven T. Plochocki on termination/change of control	Death or Disability	Termination for Cause	Termination Without Cause or For Good Reason	Termination Upon Sale Transaction	Sale Transaction Followed by at Least One Year of Continued Employment
Performance or other bonus earned and unpaid	$—	$—	$287,500	$—	$—
Accelerated vesting of stock options (1)	—	—	—	—	—
Lump sum cash payment equal to one year of base compensation	—	—	575,000	575,000	—

(1)	Represents the aggregate value of the accelerated vesting of unvested stock options based solely on the intrinsic value of the options as of March 31, 2013, calculated by multiplying (a) the difference between the fair market value of our common stock on March 31, 2013 and the applicable exercise price by (b) the assumed number of option shares vesting on an accelerated basis on March 31, 2013. As the fair value of our common stock is less than the applicable exercise price, the aggregate value as a result of the accelerated vesting is zero (-0-).
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Arrangements with Other NEOs

We are not a party to any contracts, agreements, plans or arrangements that would provide payments to Messrs. Holt, Morefield, Puckett or Sandler in connection with any termination of employment, change-in-control, or change in responsibilities.

Stock Option and Award Exercisability

Our Amended and Restated 1998 Stock Option Plan (our “1998 Plan”) provides for the issuance of nonqualified and incentive stock options. Our Second Amended and Restated 2005 Stock Option and Incentive Plan (our “2005 Plan”) provides for the issuance of numerous types of stock-based awards, including without limitation, stock options, stock appreciation rights, restricted stock, unrestricted stock, restricted stock units, performance shares, and performance units.

Generally, exercisability of options and other awards granted under our option plans terminate following termination of employment as described in the table below. The consequences described in the column relating to the 2005 Plan apply except to the extent that the 2005 Plan, the applicable award agreement or our Board may otherwise provide where permitted by the 2005 Plan.

Reason for Termination	Exercisability Consequences Under
of Employment	1998 Plan	2005 Plan
Voluntary resignation by employee or termination for cause by us	All options terminate immediately.	All unvested awards terminate immediately.

Retirement pursuant to a company retirement policy, if any, that we adopt	All options terminate immediately.	Options and stock appreciation rights remain exercisable (to the extent vested prior to retirement) until the earlier of the expiration of the award term or three years after retirement.

Termination without cause by us	Options remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the option term or 30 days after the termination of employment.	Options and stock appreciation rights remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the award term or three months after the termination of employment.

Disability	Options remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the option term or 365 days after the termination of employment.	Options and stock appreciation rights remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the award term or six months after the termination of employment.

For options granted pursuant to our 1998 Plan, our Board has the discretion to accelerate the vesting of any outstanding options held by our NEOs and employees if no provision is made for the continuance of those plans and the assumption of options outstanding under those plans if we dissolve or are liquidated, if we are not the surviving entity in a merger, consolidation, acquisition or other reorganization, if we are the subject of a reverse merger in which more than 50% of our voting shares are converted into cash, property or the securities of another entity, or if we sell substantially all of our property or shares to another entity.

Under our 2005 Plan, our Board may exercise discretion at any time, whether before or after the grant, expiration, exercise, vesting or maturity of or lapse of restriction on an award or the termination of employment of a grantee, to amend any outstanding award or award agreement, including an amendment that would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the award agreement, subject to shareholder approval for any amendments involving repricing of awards.

In addition, awards under our 2005 Plan will fully vest in connection with a change in control as defined in our 2005 Plan. Examples of changes in control under our 2005 Plan generally include, with various exceptions detailed in our 2005 Plan: any person becoming the beneficial owner of more than 50% of the combined voting power of our then outstanding securities; the consummation of certain mergers, consolidations, statutory share exchanges or similar forms of corporate transaction that require approval of our shareholders; our shareholders approving a plan of complete liquidation or dissolution of our company; or the consummation of a sale or disposition of all or substantially all of our assets other than a sale or disposition that would result in our voting securities outstanding immediately prior thereto continuing to represent 50% or more of the combined voting power of

37

our company or the surviving entity outstanding immediately after the sale or disposition; or in the case of directors, officers or employees who are entitled to the benefits of a change in control agreement or similar provisions within an agreement entered into by us or a related entity that defines or addresses change in control, “change in control” as defined in such agreement.

Our 2005 Plan also provides that if, within two years after the occurrence of a change in control, a termination of employment occurs with respect to any grantee for any reason other than cause, disability, death or retirement, the grantee will be entitled to exercise awards at any time thereafter until the earlier of (i) the date twelve months after the date of termination of employment and (ii) the expiration date in the applicable award agreement.

Director Compensation for Fiscal Year Ended March 31, 2013

On May 23, 2012, our Compensation Committee recommended, and our Board approved, our 2013 Director Compensation Program. Under the program, each non-employee director was to be awarded shares of restricted common stock upon election or re-election to the Board. The shares vest 50% on each of the first and second anniversaries of our 2012 annual shareholders’ meeting and are nontransferable for one year from the date of vesting. Additionally, the program required that all Board members acquire a minimum of 2,000 shares of our common stock through the investment of their own funds (e.g. open market purchase or option exercise), which minimum amount must be retained as long as they are a director. New directors had nine months in which to acquire such common stock. Additional compensation was payable to the committee chairmen and the chairman of the Board. The program did not pay per-meeting fees. Our non-employee directors are eligible for Company provided COBRA health insurance coverage, for which they are required to pay the full fair market value. For fiscal year 2013, only Mr. Razin elected to receive coverage. The elements of the 2013 Director Compensation Program are set forth in the table below.

Director Compensation Program Category of Director (1)	Employee Director (Tier 0)	Independent Director (Tier 1)	Compensation Committee Chairman / Nominating Committee Chairman (Tier 2)	Audit Committee Chairman / Chairman of the Board (Tier 3)
Base Compensation	$—	$80,000	$92,500	$100,000
Meeting Fees (2)	—	—	—	—
Committee Membership (3)	—	—	—	—
Total Cash Compensation (4)	$—	$80,000	$92,500	$100,000
Restricted Shares (5)	—	2,000	2,500	2,500

(1)	Pay Tiers: Tier 0 is for directors who are employees. Tier 1 is for independent directors who do not chair our Audit, Compensation or Nominating and Governance Committees and who are not the Chairman of our Board. Tier 2 is for the Chairmen of our Compensation and Nominating and Governance Committees. Tier 3 is for our Audit Committee Chairman and Chairman of our Board. Chairmen of other committees are paid at the highest tier for which they are otherwise eligible. Board members are paid at the highest eligible tier according to his or her role, but not on multiple tiers.

(2)	Meeting attendance at a 100% or near-100% level is mandatory. The program eliminates meeting fees. Board and committee meeting attendance rates for each director shall be reported annually, internally and to the public in accordance with applicable law.

(3)	Board members are expected to serve as committee members as part of their compensation.

(4)	Cash compensation is paid quarterly.

(5)	Restricted shares vest 50% each on the first and second anniversary of the date of grant (provided, however, that vesting accelerates if a director is terminated early or not re-elected to our Board) and are nontransferable for one year from the date of vesting.
38

The following table provides information concerning compensation for our non-employee directors for the fiscal year ended March 31, 2013. Mr. Plochocki was an employee throughout the fiscal year ended March 31, 2013 and thus received no additional compensation for his service as a director. The compensation received by Mr. Plochocki as an employee is described elsewhere in this proxy statement.

Director Name	Fees Earned or Paid in Cash($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Aghajanian (1)
Craig A. Barbarosh	$92,500	$43,475	$—	$—	$—	$—	$135,975
George H. Bristol	100,000	43,475	—	—	—	—	143,475
Patrick B. Cline (3)	31,781	—	—	—	—	—	31,781
Mark H. Davis (4)	34,630	29,536	—	—	—	—	64,166
Ahmed D. Hussein(5)	80,000	34,780	—	—	—	—	114,780
D. Russell Pflueger	92,500	43,475	—	—	—	—	135,975
Sheldon Razin	100,000	43,475	—	—	—	—	143,475
Lance Rosenzweig	68,384	34,780	—	—	—	—	103,164

(1)	Mr. Aghajanian was appointed to the Board on May 22, 2013 and thus received no compensation for his service in fiscal year 2013.

(2)	The amount reflected in this column represents the grant date fair value of the equity awards made in fiscal year 2013, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.

(3)	Mr. Cline was elected to the Board on August 11, 2013 and subsequently resigned on January 14, 2013. The fee and equity award amounts presented are prorated for time served.

(4)	Mr. Davis was appointed to the Board on October 25, 2012. The fee and equity award amounts presented are prorated commencing on this date.

(5)	Mr. Hussein resigned from the Board on May 14, 2013. His compensation for fiscal year 2013 was unaffected by his resignation.

At March 31, 2013, the aggregate number of option awards and shares of restricted stock and restricted stock units outstanding (vested and unvested) for each of the directors named in the table was as follows:

Director Name	Total Option Awards Outstanding	Total Restricted Shares Outstanding
Michael Aghajanian	—	—
Craig A. Barbarosh	—	9,792
George H. Bristol	10,000	10,000
Patrick B. Cline	—	—
Mark H. Davis	—	1,664
Ahmed D. Hussein	2,500	8,000
D. Russell Pflueger	30,000	10,000
Sheldon Razin	30,000	10,000
Lance Rosenzweig	—	2,443
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Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Pflueger, Barbarosh and Rosenzweig. None of these individuals was, during the fiscal year ended March 31, 2013, an officer or employee of the Company, and none of these individuals ever formerly served as an officer of the Company. No member of our Board has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

Compensation Committee Report

Our Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on that review and discussion, our Compensation Committee approved the Compensation Discussion and Analysis for inclusion in this proxy statement and incorporation by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

COMPENSATION COMMITTEE

D. Russell Pflueger, Chairman

Craig A. Barbarosh	Lance E. Rosenzweig

INFORMATION ABOUT OUR BOARD OF DIRECTORS,
BOARD COMMITTEES AND RELATED MATTERS

Board of Directors

General

Our business, property and affairs are managed under the direction of our Board of Directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. Our Board consists of nine authorized directors, of which eight directors currently serve on our Board. Each of our directors is elected to serve until the election and qualification of their respective successors.

Director Independence

Our Bylaws require that at least a majority of the members of our Board be independent directors. Our Bylaws define “independent director” as a person other than an executive officer or employee of our company or any other individual having a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under our Bylaws, the following persons may not be considered independent:

(a)	a director who is, or at any time during the past three years was, employed by us;

(b)	a director who accepted or who has a family member who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for Board or Board committee service;

(ii)	compensation paid to a family member who is an employee (other than an executive officer) of ours; or

(iii)	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

Provided, however, that in addition to the requirements contained in this paragraph (b), audit committee members are also subject to additional, more stringent requirements under Nasdaq Rule 5605(a)(2).

(c)	a director who is a family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

(d)	a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in our securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(e)	a director of ours who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such other entity; or
40

(f)	a director who is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

A “family member” for these purposes means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

Our Board has determined that each of Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Razin and Rosenzweig, each of whom currently is a director and director nominee, and Dr. Lepor, who is a director nominee, is “independent” as defined above and in accordance with applicable Nasdaq listing standards. The above definition of independence is posted on our Internet website at www.qsii.com.

Attendance at Board and Shareholders’ Meetings

During the fiscal year ended March 31, 2013, our Board held eight meetings. No director attended less than 75% of the aggregate of all Board meetings or meetings held by any committee of the Board on which he served (during the periods that they served) during the fiscal year ended March 31, 2013.

It is our policy that our directors are invited and encouraged to attend our annual meetings of shareholders. All of our incumbent director nominees were in attendance at our 2012 annual meeting of shareholders, except for Messrs. Aghajanian and Davis, who were not members of our Board at the time of our 2012 annual meeting.

Board Leadership Structure

We currently have an independent Chairman separate from the CEO. Our Board believes it is important to maintain flexibility in its Board leadership structure and firmly supports having an independent director in a Board leadership position at all times. Accordingly, our Bylaws provide that, if we do not have an independent Chairman, our Board shall elect an independent Lead Director, having similar duties to an independent Chairman, including leading the executive sessions of the non-management directors at Board meetings. Our current Chairman provides independent leadership of our Board. Having an independent Chairman or Lead Director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman or Lead Director also serves as a liaison between our Board and senior management. Our Board has determined that the current structure, an independent Chairman, separate from the CEO, is the most appropriate structure at this time, while ensuring that, at all times, there will be an independent director in a Board leadership position.

Board Involvement in Risk Oversight

Our Board is actively engaged, as a whole, and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our personnel, liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks and potential conflicts of interest. Our Nominating and Governance Committee manages risks associated with the independence and qualifications of our directors. Our Transaction Committee oversees management of risks associated with the acquisition of significant new business enterprises. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks and matters which may evolve into risks.

Board Committees and Charters

Our Board has a standing Audit Committee, Compensation Committee, Transaction Committee and Nominating and Governance Committee. In addition, our Board currently has an Executive Committee, a Special Committee and a Proxy Voting Committee, as further described below.

Audit Committee

Our Board has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), that consists of Messrs. Bristol (Chair), Davis and Pflueger. Our Audit Committee is comprised entirely of “independent” (as defined in Rule 5605(a)(2) of the Nasdaq listing standards) directors and operates under a written charter adopted by our Board. The duties of our Audit Committee include meeting with our independent public accountants to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. Our Audit Committee also evaluates the independent public accountants’ performance and determines whether the independent registered public accounting firm should be retained by us for the ensuing fiscal year. In addition, our Audit Committee reviews our internal accounting and financial controls and reporting systems practices and is responsible for reviewing, approving and ratifying all related party transactions.

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During the fiscal year ended March 31, 2013, our Audit Committee held eight (8) meetings. Our Audit Committee’s current charter is posted on our Internet website at www.qsii.com. Our Audit Committee and our Board have confirmed that our Audit Committee does and will continue to include at least three independent members. Our Audit Committee and our Board have confirmed that Mr. Bristol met applicable Nasdaq listing standards for designation as an “Audit Committee Financial Expert” and for being “independent.”

Nominating and Governance Committee

Our Board has a Nominating and Governance Committee that consists of Messrs. Barbarosh (Chair), Bristol and Pflueger, each of whom is deemed independent. Our Nominating and Governance Committee is responsible for identifying and recommending nominee candidates to our Board, and is required to be composed entirely of independent directors. Our Nominating and Governance Committee may receive suggestions from current Board members, our executive officers or other sources, which may be either unsolicited or in response to requests from our Nominating and Governance Committee for such candidates. Our Nominating and Governance Committee may also, from time to time, engage firms that specialize in identifying director candidates.

Our Nominating and Governance Committee will also consider nominees recommended by shareholders for election as a director. Recommendations should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in our proxy statement and will serve as a director if elected. In order for any candidate to be considered by our Nominating and Governance Committee and, if nominated, to be included in our proxy statement, such recommendation must be received by the Secretary within the time period set forth under “Proposals of Shareholders,” below.

Our Nominating and Governance Committee works with our Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a highly-qualified Board with diverse backgrounds and experience. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to our Board. In evaluating the suitability of individual candidates, our Nominating and Governance Committee takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a large publicly traded company in today’s business environment; understanding of our business; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Nominating and Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience. Our Nominating and Governance Committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to our Board during their current term.

Once a person has been identified by our Nominating and Governance Committee as a potential candidate, our Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If our Nominating and Governance Committee determines that the candidate warrants further consideration, the Chairman of the Committee or another member of our Nominating and Governance Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, our Nominating and Governance Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. Our Nominating and Governance Committee may consider all such information in light of information regarding any other candidates that our Nominating and Governance Committee might be evaluating for nomination to our Board. Nominating and Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater firsthand knowledge of the candidate’s accomplishments. Our Nominating and Governance Committee may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. Our Nominating and Governance Committee’s evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, our Nominating and Governance Committee and/or our Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

On May 25, 2011, our Board approved an amendment to the charter of the Nominating and Governance Committee to change its name from Nominating Committee to Nominating and Governance Committee and to expand its authority to develop and recommend to the Board a set of corporate governance principles, to evaluate the nature, structure and operations of the Board and its committees and to make recommendations to address issues raised by such evaluations.

During the fiscal year ended March 31, 2013, our Nominating and Governance Committee held seven (7) meetings. Our Nominating and Governance Committee’s current charter is posted on our Internet website at www.qsii.com.

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Compensation Committee

Our Board has a Compensation Committee that consists of Messrs. Pflueger (Chair), Barbarosh and Rosenzweig. Our Compensation Committee is composed entirely of independent directors, and is responsible for (i) ensuring that senior management will be accountable to our Board through the effective application of compensation policies and (ii) monitoring the effectiveness of our compensation plans applicable to senior management and our Board (including committees thereof) and (iii) following the amendment to the Compensation Committee’s charter on May 25, 2011, approving the compensation plans applicable to senior management. Our Compensation Committee establishes and approves compensation policies applicable to our executive officers. During the fiscal year ended March 31, 2013, our Compensation Committee held four (4) meetings. Our Compensation Committee’s current charter is posted on our Internet website at www.qsii.com.

Our executive officers have played no role in determining the amount or form of director compensation or compensation of our NEOs, except that in certain situations, our Chief Executive Officer provides information to our Compensation Committee regarding certain accomplishments of the NEOs to assist our Compensation Committee in administering the discretionary portion of cash bonuses for NEOs. We also have conducted discussions with our NEOs concerning information regarding their performance and prospects.

From time to time, our Compensation Committee has engaged certain independent compensation consultants to assist in preparing equity incentive plans for key staff including the NEOs and to assist the committee in establishing base salaries and non-equity plans for the NEOs. In each case, the Compensation Committee has utilized these compensation consultants to compile and present peer-group compensation data to the Committee, but did not delegate any authority to the consultants to determine or recommend the amount or form of executive compensation. The Compensation Committee also consults publicly available compensation data from time to time as part of its Board and executive compensation decisions.

Transaction Committee

Our Board has a Transaction Committee that consists of Messrs. Razin (Chair), Barbarosh, Bristol, Davis and Rosenzweig. The Transaction Committee is responsible for considering and making recommendations to our Board with respect to all proposals involving a change in control of our company or the purchase or sale of assets constituting more than 10% of our total assets. The Transaction Committee is composed entirely of independent directors. The transaction committee held four (4) meetings during fiscal year 2013.

Executive Committee

On May 26, 2010, our Board formed an Independent Directors Compensation and Executive Personnel Committee, which is comprised of all of our independent directors (currently Messrs. Aghajanian, Barbarosh, Bristol, Davis, Pflueger, Razin and Rosenzweig) and which is empowered to address personnel and employment related matters concerning our executive officers. On May 25, 2011 our Board changed the name of this Committee to Independent Directors Executive Personnel Committee and limited the purpose of the Committee to executive employment matters, including hiring, terminating, and continuing the service terms and conditions of executives. On September 5, 2012, our Board again changed the name of this Committee to the Executive Committee, and expanded the scope of this Committee’s responsibilities to address matters concerning (i) the Company’s executive personnel, (i) non-independent directors and (iii) such other matters as the Board may delegate to the Executive Committee from time to time. During the fiscal year ended March 31, 2013, our Executive Committee did not hold any meetings.

Special Committee

We have recently been subject to proxy contests, the use of cumulative voting rights and litigation brought against us by a former director, Mr. Hussein. In light of this history, on May 26, 2010, our Board formed a Special Committee to address matters of this type. Among other things, the Special Committee has been authorized to act on our Board’s behalf in connection with the solicitation and voting of proxies at the annual meeting, except where the Proxy Voting Committee has been authorized to act, as well as all matters related to any litigation or threat of litigation associated with such meeting and its related activities. The Special Committee currently consists of Messrs. Razin, Barbarosh, Bristol, Pflueger and Rosenzweig. In response to the proxy contest threatened by the Clinton Group for this year’s annual meeting, the Board reviewed and renewed the powers of its Special Committee on June 26, 2013. The Special Committee met three (3) times during fiscal year 2013.

Proxy Voting Committee

Our Board from time to time may appoint a Proxy Voting Committee to provide instruction to our proxy holders to vote proxies in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld and to the extent no specific instructions otherwise are given) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. Under our Bylaws and California law, if any shareholder gives notice at the annual meeting, prior to the voting, of an intention to cumulate the shareholder’s votes in the election of directors, then all shareholders entitled to vote at the annual meeting may cumulate their votes in the election of directors. In the

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event that cumulative voting applies to the election of directors at the annual meeting, our Board reviewed and renewed the powers of its Proxy Voting Committee on May 22, 2013, which consists of Messrs. Barbarosh, Pflueger and Razin.

Lead Director

Under our Bylaws, if at any time our Chairman of the Board is an executive officer of our Company, or for any other reason is not an independent director, a non-executive Lead Director must be selected by our independent directors. The Lead Director must be one of our independent directors, must be a member of our Audit Committee and of our Executive Committee, if we have such a committee, and is responsible for coordinating the activities of our independent directors. The Lead Director assists our Board in assuring compliance with our corporate governance procedures and policies, and coordinates, develops the agenda for, and moderates executive sessions of our Board’s independent directors. Executive sessions are typically held immediately following each regular meeting of our Board, and/or at other times as designated by the Lead Director. The Lead Director approves, in consultation with our other independent directors, the retention of consultants who report directly to our Board. If at any time our Chairman of the Board is one of our independent directors, then he or she will perform the duties of the Lead Director.

Related Matters

Audit Committee Report

Our Audit Committee reports to our Board and provides oversight of our financial management, independent registered public accounting firm, and financial reporting system, including accounting policy. Management is responsible for our financial reporting process, including our system of internal control, and for the preparation of our consolidated financial statements. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion on those statements and on management’s assessment of internal control over financial reporting and for reviewing our quarterly financial statements. The Audit Committee has reviewed and discussed our audited consolidated financial statements and the assessments of internal control contained in its annual report on Form 10-K for the fiscal year ended March 31, 2013, with management and our independent registered public accounting firm.

The Audit Committee selects and retains the independent registered public accounting firm, and once retained, the independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee is responsible for approving both audit and non-audit services provided by the independent registered public accounting firm. The Audit Committee has discussed the matters required under Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. We have received from our independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence.

The Audit Committee discussed the overall approach, scope and plans for its audit with our independent registered public accounting firm. At the conclusion of the audit, the Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal control and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our Board (and our Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2013, and for filing with the SEC.

The Audit Committee has re-appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

AUDIT COMMITTEE

George H. Bristol, Chairman

Mark H. Davis	D. Russell Pflueger

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, or code of ethics, that applies to our Chief Executive Officer (principal executive officer) and Chief Financial Officer (our principal financial and accounting officer). Our code of ethics is posted on our Internet Website located at www.qsii.com and may be found as follows: From our main Web page, first click on “Company Info” and then on “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our Website, at the address and location specified above.

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Security Holder Communications with our Board

Our Board has established a process to receive communications from our security holders. Security holders may contact any member (or all members) of our Board, or our independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. Correspondence should be addressed to our Board or any such individual directors, group or committee of directors by either name or title and sent “c/o Corporate Secretary” to 18111 Von Karman, Suite 700, Irvine, California 92612. To communicate with any of our directors electronically, a shareholder should send an e-mail to our Secretary, Jocelyn Leavitt at: jleavitt@qsii.com.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board will be forwarded promptly to the addressee. In the case of communications to our Board, any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors and executive officers and any person who beneficially owns more than 10% of our outstanding common stock (“reporting persons”) are required to report their initial beneficial ownership of our common stock and any subsequent changes in that ownership to the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish to us copies of all reports they file in accordance with Section 16(a). Based solely upon our review of the copies of such reports received by us, or written representations from certain reporting persons that no other reports were required, we believe that during the fiscal year ended March 31, 2013, all Section 16(a) filing requirements applicable to our reporting persons were met except for a prorated grant of restricted stock to Mr. Rosenzweig upon his appointment to the Board on May 23, 2012, for which a Form 5 was filed on April 19, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

During fiscal year 2013, our Audit Committee was responsible for reviewing and approving transactions with related persons.

Our Board and Audit Committee have adopted written related party transaction policies and procedures relating to approval or ratification of transactions with related persons. Under the policies and procedures, our Audit Committee is to review the material facts of all related party transactions that require our Audit Committee’s approval and either approve or disapprove of our entry into the related party transactions, subject to certain exceptions, by taking into account, among other factors the committee deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in any discussion or approval of a related party transaction for which he or she is a related party. If an interested transaction will be ongoing, the Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party.

Under the policies and procedures, a “related party transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which the aggregate amount involved will or may be expected to exceed $30,000 in any calendar year, we are a participant, and any related party has or will have a direct or indirect interest. A “related party” is any person who is or was since the beginning of our last fiscal year an executive officer, director or Board-approved nominee for election as a director and inclusion in our proxy statement at our next annual shareholders’ meeting, any greater than 5% beneficial owner of our common stock known to us through filings with the SEC, any immediate family member of any of the foregoing, or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or holds a similar position or in which such person has a 5% or greater beneficial ownership interest. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our Audit Committee has reviewed and pre-approved certain types of related party transactions described below. In addition, our Board has delegated to the Chair of our Audit Committee the authority to pre-approve or ratify (as applicable) any related party transaction in which the aggregate amount involved is expected to be less than $15,000. Pre-approved interested transactions include:

•	Employment of executive officers if the related compensation is required to be reported in our proxy statement or if the executive officer is not an immediate family member of another executive officer or a director of our company,
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the related compensation would be reported in our proxy statement if the executive officer was an “NEO,” and our Compensation Committee approved (or recommended that our Board approve) the compensation.

•	Any compensation paid to a director if the compensation is required to be reported in our proxy statement.

•	Any transaction with another enterprise at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 5% of that enterprise, if the aggregate amount involved does not exceed the greater of $30,000 or 5% of that enterprise’s total annual revenues.

•	Any charitable contribution, grant or endowment by use to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $10,000 or 5% of the charitable organization’s total annual receipts.

•	Any transaction where the related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g., dividends or stock splits).

•	Any transaction over which the related party has no control or influence on our decision involving that related party where the rates or charges involved are determined by competitive bids.

•	Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or services made available on the same terms and conditions to persons who are not related parties.

Related Person Transactions

Indemnification Agreements

We are party to indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Articles of Incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by California law.

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ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

(Proposal No. 2)

We are asking our shareholders to provide advisory approval of the compensation of our named executive officers, or NEOs, as we have described it in the “Executive and Director Compensation and Related Information - Compensation Discussion and Analysis” section of this proxy statement and the related executive compensation tables, beginning on page 15. Our executive compensation programs are designed to enable us to recruit, retain and develop effective management talent, who are critical to our success. Such programs reward our NEOs for the achievement of specific annual and long-term goals, including overall Company and business unit goals and the realization of increased shareholder value.

Continued Strong Shareholder Support for Our Compensation Decisions

At our 2012 annual meeting of shareholders, our shareholders approved the compensation of our 2012 NEOs with over 96% approval. The Compensation Committee believes that the strong support from our shareholders demonstrates that our executive compensation programs are designed appropriately to reward performance with responsible and balanced incentives.

The following is a summary of some of the key points of our executive compensation programs. We urge our shareholders to review the “Executive and Director Compensation and Related Information - Compensation Discussion and Analysis” section of this proxy statement and the related executive compensation tables for more information.

Emphasis on Pay-for-Performance

We believe a significant portion of our NEOs’ compensation should be variable, at risk and tied directly to the Company’s measurable performance. Consistent with these principles, a material portion of our NEOs’ compensation is in the form of performance-based annual cash and equity incentives that are earned upon the attainment of pre-established financial goals.

Under our Fiscal Year 2013 Incentive Program, our NEOs earn cash and equity incentives based on the Company’s consolidated revenue growth and fully diluted earnings per share growth. NEO’s who head one of the Company’s operating divisions are also measured upon divisional revenue growth and divisional operating income growth.

Fiscal year 2013 presented both new challenges and new opportunities for Quality Systems and the healthcare information technology sector as a whole. We have seen a slowdown in our consolidated revenue growth and a decline in our fully diluted earnings per share. Accordingly, no cash or equity incentives were awarded to our management team under the 2013 Executive Compensation Program. However, we continue to believe that there are significant growth opportunities ahead for our Company,

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that we are optimally positioned to capitalize on these opportunities, and that our talented management team will be instrumental in executing our growth strategy.

Equity as a Key Component of Compensation to Align with Our Shareholders’ Interests

We believe that the use of equity-based incentives in the form of stock option grants that vest in five equal, annual installments helps to align the interests of our NEOs with those of our shareholders by encouraging long-term performance. To this end, equity awards are a key component of our executive compensation programs. Under the Fiscal Year 2013 Incentive Program, equity awards represented about 76% of our NEOs’ compensation opportunities.

Responsible and Balanced Pay Opportunities That Reflect Best Practices

Our executive compensation programs provide balanced and reasonable pay opportunities and are intended to reflect best practices. In designing our compensation programs, our Compensation Committee adheres to the following:

•	Restrained use of employment agreements and severance arrangements. Only our Chief Executive Officer has an employment agreement that provides for certain payments upon his termination of employment or a change in control of the Company.
•	No perquisites; no tax gross-ups. We do not provide any meaningful perquisites to our NEOs. Accordingly, we do not provide tax gross-ups to our NEOs in connection with perquisites or benefits.
•	No corporate aircraft. We do not provide a corporate aircraft for personal travel of any of our NEOs.
•	Responsible and balanced compensation philosophy. The Compensation Committee’s compensation philosophy is to design conservative, responsible and balanced compensation programs that have the highest regard for the interests of our shareholders while still compensating NEOs fairly in light of the Company’s performance and market position.
•	Executive stock ownership policy. We have an executive stock ownership policy designed to align our NEOs’ long-term interests with those of our shareholders and to discourage excessive risk taking.
•	Executive compensation recovery policy. All incentive compensation awarded to our NEOs may be recovered in the event of a financial restatement or intentional misconduct by the NEO.

Commitment to Strong Governance Standards with Respect to Compensation Programs and Practices

•	Independent compensation committee. Our Compensation Committee is comprised entirely of independent directors.
•	Annual say-on-pay advisory vote. Since 2011, we have held annual say-on-pay advisory votes in accordance with good governance practices and to maintain accountability to our shareholders.
•	Performance goals. A material portion of our NEOs’ compensation is in the form of performance-based annual cash and equity incentives that are earned upon the attainment of pre-established financial goals.
•	Risk oversight. Our Compensation Committee oversees and periodically assesses the risks associated with our compensation structure, programs and practices to ensure they do not encourage excessive risk-taking.
•	Authority to engage independent consultants. Our Compensation Committee has the authority to engage its own independent compensation consultants to assist in designing and assessing our executive compensation programs and pay practices.
•	Prohibition on speculative trading. Board members, officers and employees are prohibited under the Company’s insider trading policy from engaging in short-term or speculative transactions in our Company’s shares.

Recommendation

The Board believes that the information provided above and within the “Executive and Director Compensation and Related Information” section of this proxy statement demonstrates that our executive compensation programs are designed appropriately and are working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The Board has determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking our shareholders to approve, on an advisory, non-binding basis, the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of its NEOs, as disclosed in the Company’s 2013 proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. Although non-binding, the Compensation Committee and the Board will review and consider the voting results when making future decisions regarding our executive compensation programs. Unless the Board modifies its determination on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2014 annual meeting of shareholders.

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OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

Our shareholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accountants to audit our financial statements for the fiscal year ending March 31, 2014. Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board is submitting our Audit Committee’s appointment of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the appointment by an affirmative vote of the holders of a majority of our common stock present or represented at the meeting and entitled to vote, our Audit Committee may reconsider whether to retain PricewaterhouseCoopers LLP as our independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our shareholders.

We expect that representatives of PricewaterhouseCoopers LLP will attend the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions posed by our shareholders.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to us by PricewaterhouseCoopers LLP, our principal accountant for professional services rendered in the audit of our consolidated financial statements for the years ended March 31, 2013, and 2012.

	2013	2012
Audit fees	$735,208	$667,959
Audit-related fees	130,010	—
Tax fees	—	—
All other fees	—	—

Audit Fees. Audit fees consist of fees billed for professional services for audit of our consolidated financial statements and review of the interim consolidated financial statements included in our quarterly reports and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees for fiscal 2013 incurred due to the implementation of a company-wide enterprise resource planning system. No audit-related fees were incurred for fiscal year 2012.

Tax Fees. No tax fees were incurred for fiscal years 2013 or 2012.

All Other Fees. There were no such fees paid in fiscal years 2012 and 2013.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by our Audit Committee prior to the completion of the audit.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

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SHAREHOLDER PROPOSAL TO AMEND BYLAWS TO
PROVIDE FOR TERM LIMITS FOR BOARD MEMBERS

(Proposal No. 4)

In the Notice, the Clinton Group provided written notice to the Company of its intent to present a proposal at our annual meeting to adopt an amendment to our Bylaws that would prohibit any person from being nominated, being appointed or serving on our Board (or being certified as a director after an election, including the election at our 2013 annual meeting) for more than 25 consecutive years. Under this proposal, upon an absence from our Board for two or more years, such person may be reelected to the Board for an additional maximum consecutive period of ten years. This bylaw amendment, if approved by our shareholders, may not be repealed, amended or modified except by approval of our shareholders. The full text of this proposal is set forth in Annex B-1 to this Proxy Statement. Because QSI’s founder and largest single stockholder, Sheldon Razin, has been one of our directors in excess of 25 years, this proposal, if it is proper, properly introduced at the annual meeting by the Clinton Group and approved by our shareholders, would have the effect of preventing Mr. Razin from serving as a director after the 2013 annual meeting, even if validly elected by our shareholders at the 2013 annual meeting. Our Board believes that this proposal is not in the best interests of the Company and its shareholders.

The Board believes that term limits are not appropriate because they could prevent qualified, experienced and effective directors from serving on the Board. The Board also believes that the Company’s policy of having no fixed term limits for directors is consistent with market practice and with the corporate governance policies of the major shareholder advisory services and institutional investors. According to a 2012 corporate governance survey, only two of the 100 largest U.S. public companies surveyed had mandatory term limits for non-management directors, and 67 of such companies had policies specifically against the adoption of term limits.

Our Board further believes that the Company has a robust director nomination and evaluation process in place that is more effective than inflexible Board qualification criteria such as term limits. The Company conducts a rigorous annual director evaluation process (described above under “Information About our Board of Directors, Board Committees and Related Matters—Board Committees and Charters—Nominating and Governance Committee”) designed to ensure that our board members are highly qualified, represent a diverse range of experiences, skills and perspectives relevant to our company and industry and are engaged and effective board members once elected. Our board is elected annually rather than being classified into multi-year terms, so shareholders have a regular opportunity to remove and/or express their dissatisfaction for nominees, including incumbent nominees.

Our nomination process and governance structure has, in practice, resulted in the addition of new board members on a regular basis and a balance between directors with both a long and short tenure with our Company. Sheldon Razin, our founder and largest single stockholder, is the only member of our Board with a tenure in excess of 10 years. The average tenure of our Board is approximately eight years; excluding Mr. Razin, the average tenure is approximately four years. Our Board believes that the balance of longer and shorter tenures on our Board combines the benefit of fresh outlooks and new perspectives with deep experience specific to our Company and its industry, and the challenges and opportunities presented.

Our Board values greatly the knowledge and insight concerning the Company’s operations, industry and long-term strategies that directors gain through board service, and believes that it is inappropriate to limit service by a particular individual on the basis of tenure alone.

The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to adopt this proposal, if it is proper and properly presented at the annual meeting by the Clinton Group. Because the Board believes that term limits are counterproductive to the Company’s ability to retain qualified, experienced and effective directors who contribute to the diversity of background and experience represented on the Board, the Board unanimously recommends a vote AGAINST this proposal. In addition, because the Company does not support this proposal, it does not intend to present it in the event that the proposal is not proper or not properly presented at the meeting by the Clinton Group.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “AGAINST” THIS DIRECTOR TERM LIMIT PROPOSAL.

51

SHAREHOLDER PROPOSAL TO AMEND BYLAWS
TO PROVIDE FOR TERM LIMIT FOR CHAIRMANSHIP OF OUR BOARD

(Proposal No. 5)

In the Notice, the Clinton Group provided written notice to the Company of its intent to present a proposal at our 2013 annual meeting to prohibit any person from serving as chairman of our Board for more than 15 years. This bylaw amendment, if approved by our shareholders, may not be repealed, amended or modified except by approval of our shareholders. The full text of this proposal is set forth in Annex B-2 to this Proxy Statement. Because our current chairman, QSI’s founder and largest single stockholder, Sheldon Razin, has held the chairmanship of our Board in excess of 15 years, the effect of the proposal would be to disqualify Mr. Razin from further serving as chairman of the Board. Our Board believes that this proposal is not in the best interests of the Company and its shareholders.

Our Board believes that the Company has a process for selecting its chairman that is effective and reflects sound corporate governance policies. The members of our Board select the chairman annually by majority vote. In appointing a chairman, the Board considers leadership capabilities, performance as a director, independence and specific skills and experience, as well as whether the chairman can devote sufficient time and commitment to serve such role effectively and in a responsive and timely manner. In addition, our Bylaws provide that if at any time the chairman shall be an executive officer of the Company, or for any other reason shall not be an independent director, a non-executive lead director shall be selected by the independent directors with clearly delineated and comprehensive duties, including the responsibility for coordinating the activities of the independent directors and assuring compliance with our corporate governance policies and procedures. For the past 8 years, our Board has selected an independent member of our Board as chairman rather than an executive officer.

Further, the Board believes that its fiduciary duties and the best interest of the Company’s shareholders require that it retain the flexibility to appoint a chairman that it believes is the most qualified director to lead the Board. The Board believes that automatic disqualification of a director as chairman, irrespective of his or her qualifications and independence, would be arbitrary and inflexible and could have the unfortunate effect of preventing qualified, experienced and effective directors who are in the best position to lead our Board from serving as chairman.

The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to adopt this proposal, if it is proper and properly presented at the annual meeting by the Clinton Group. Because the Board believes that term limits for its chairman are counterproductive to the Company’s ability to appoint qualified, experienced and effective directors to the chairman role, the Board unanimously recommends a vote AGAINST this proposal. In addition, because the Company does not support this proposal, it does not intend to present it in the event that the proposal is not proper or not properly presented at the meeting by the Clinton Group.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “AGAINST” THIS CHAIRMANSHIP TERM LIMIT PROPOSAL.

52

SHAREHOLDER PROPOSAL TO REPEAL CERTAIN BYLAW AMENDMENTS

(Proposal No. 6)

The Clinton Group has indicated in the Notice that it intends to present at the annual meeting a proposal to repeal any bylaw amendment in effect at the time of the annual meeting that is not included in our Bylaws in effect as of June 13, 2013 and that is inconsistent with or disadvantageous to the election of nominees nominated or other proposals presented by the Clinton Group and its affiliates at the annual meeting. The full text of this proposal is set forth in Annex B-3 to this Proxy Statement. Our Board believes that this proposal is not in the best interests of the Company and its shareholders.

The Board has not adopted and presently does not expect to adopt any amendment to our Bylaws that would be affected by the proposed Bylaw amendment. However, under California law and the Company’s Bylaws, the Board is charged with the responsibility of managing the Company. The Board believes that the proposed Bylaw amendment would inflexibly constrain its ability to amend the Bylaws to address matters arising prior to the annual meeting in order to serve the best interests of the shareholders. Our Board members believe that their fiduciary duties require them to retain the flexibility to adopt, at any time, any Bylaw amendment deemed proper and in the best interest of the Company’s shareholders. The automatic repeal of a duly adopted bylaw amendment could have the unfortunate effect of repealing one or more properly adopted bylaw amendments that the Board determined to be in the best interests of the Company and its shareholders, including in response to unforeseeable events occurring between now and the annual meeting.

The Board believes that the adoption of this proposal is unnecessary, vague, overbroad and therefore inconsistent with the best interests of our shareholders. The Board is fully empowered by its corporate documents and applicable law to alter, amend, repeal or add provisions to the Company’s Bylaws in accordance with its fiduciary duties. If it is proper and properly presented at the annual meeting by the Clinton Group, we believe that this proposal has no purpose other than to prevent or repeal Board actions otherwise permitted by the Company’s governing documents and California law.

The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to adopt this proposal, if it is proper and properly presented at the annual meeting by the Clinton Group. In addition, because the Company does not support this proposal, it does not intend to present it in the event that the proposal is not proper or not properly presented at the meeting by the Clinton Group.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “AGAINST” THIS BYLAW REPEAL PROPOSAL.

53

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report containing audited financial statements for our fiscal years ended March 31, 2013 and 2012 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. Our Internet website address is www.qsii.com. We make our periodic and current reports, together with amendments to these reports, available on our Internet website, free of charge, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. You may access such filings under the “Investor Relations” button on our website. Members of the public may also read and copy any materials we file with, or furnish to, the SEC at its Public Reference Room at 100 F Street, NE, Washington, DC 20549. To obtain information on the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at www.sec.gov that contains the reports, proxy statements and other information that we file electronically with the SEC. The information on our Internet website is not incorporated by reference into this proxy statement. Our common stock trades on the Nasdaq Global Select Market under the symbol “QSII.”

Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: Investor Relations, Quality Systems, Inc., 18111 Von Karman Avenue, Suite 700, Irvine, California 92612 or calling (949) 255-2600. In addition, all of our public filings, including our annual report, can be found free of charge on the SEC’s website at www.sec.gov.

PROPOSALS OF SHAREHOLDERS

We have two separate and distinct rules concerning the timing of submission of shareholder proposals:

•	SEC Regulation. Pursuant to Rule 14a-8 of the SEC, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by March [ ], 2014, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.

•	Company Bylaws. Under our Bylaws, for all proposals by shareholders (including nominees for director) to be timely, a shareholders’ notice must be delivered to, or mailed and received at, our principal executive offices not less than 60 days nor more than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or public disclosure of the date of the scheduled annual meeting is given or made, then notice by the shareholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. The shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has implemented rules regarding the delivery of proxy materials (that is, annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as “householding,” would permit us to send a single annual report and/or a single proxy statement to any household in which two or more shareholders reside if we believe those shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the shareholder(s) must consent to the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces our expenses. We may institute householding in the future and will notify registered shareholders who would be affected by householding at that time.

Many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own common shares of Quality Systems, Inc., you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our latest annual report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

OTHER MATTERS

Our Board does not intend to present any business at the annual meeting other than the matters described in this proxy statement. If any other matters are presented properly for action at the annual meeting or at any adjournments or postponements thereof, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

54

By Order of the Board of Directors,

QUALITY SYSTEMS, INC.

[ ]
Executive Vice President, General Counsel and Secretary

Irvine, California

[                    ]

ALL SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD, WHICH WAS OR WILL BE MAILED TO YOU ON OR ABOUT [   ].

55

ANNEX A

CERTAIN INFORMATION REGARDING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

Information Regarding Principal Occupations and Business Addresses of Participants

The following table sets forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, director nominees and executives who, under the rules of the SEC, are or may be considered to be “participants” in our solicitation of proxies from our shareholders in connection with our 2013 annual meeting of shareholders.

Name	Business Address	Principal Occupation
Steven T. Plochocki	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	President and Chief Executive Officer of Quality Systems, Inc.

Paul A. Holt	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Executive Vice President and Chief Financial Officer of Quality Systems, Inc.

Sheldon Razin	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Founder and Chairman of the Board of Quality Systems, Inc.

Michael Aghajanian	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Retired President and CEO, PRTM Management Consultants

Craig A. Barbarosh	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Partner at Katten Muchin Rosenman LLP

George H. Bristol	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Managing Director of Janas Associates

Mark H. Davis	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Healthcare IT and technology adviser

D. Russell Pflueger	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Founder, Chairman and Chief Executive Officer of Quiescence Medical, Inc.

Lance E. Rosenzweig	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Founder and Chief Executive Officer of LibertadCard, Inc.

Norman E. Lepor, M.D.	c/o 18111 Von Karman Avenue, Suite 700 Irvine, California 92612	Attending Physician, Cedars-Sinai Heart Institute
A-1

Information Regarding Ownership of the Company’s Securities by Participants

The shares of our common stock beneficially owned or held as of [   ], 2013 by the “participants” are set forth in the section of the proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Information Regarding Arrangements with Certain Participants

As disclosed in the proxy statement, Mr. Plochocki is party to an employment agreement with the Company that provides for certain payments upon his termination of employment or a change in control of the Company. See the section of the proxy statement entitled “Employment Agreement with Mr. Plochocki” for additional information.

A-2

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth all transactions that may be deemed purchases and sales of shares of our common stock by the “participants” within the last two years. Except as described in this proxy statement, shares of our common stock owned of record by each participant are also beneficially owned by such participant. All transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	# of Shares and Options	Transaction Description
Michael Aghajanian	05/29/13	516	Acquisition - Restricted stock award (subject to vesting)
Craig A. Barbarosh	08/11/11	2,500	Acquisition - Restricted stock units (subject to vesting)
	08/23/12	2,500	Acquisition - Restricted stock award (subject to vesting)
George H. Bristol	08/11/11	2,500	Acquisition - Restricted stock units (subject to vesting)
	07/31/12	10,000	Acquisition - Open market purchase
	08/23/12	2,500	Acquisition - Restricted stock award (subject to vesting)
Mark H. Davis	10/25/12	1,664	Acquisition - Restricted stock award (subject to vesting)
	06/13/13	2,000	Acquisition - Open market purchase
D. Russell Pflueger	08/11/11	2,500	Acquisition - Restricted stock units (subject to vesting)
	07/31/12	10,000	Acquisition - Open market purchase
	08/23/12	2,500	Acquisition - Restricted stock award (subject to vesting)
Steven T. Plochocki	02/24/12	92,500	Acquisition - Stock option exercise
	02/24/12	(88,500)	Disposition - Open market sale
	05/23/12	27,500	Acquisition - Stock option award (subject to vesting)
	05/29/13	5,000	Acquisition - Restricted stock award (subject to vesting)
Sheldon Razin	08/11/11	2,500	Acquisition - Restricted stock units (subject to vesting)
	01/09/12	68,000	Acquisition - Stock option exercise
	08/23/12	2,500	Acquisition - Restricted stock award (subject to vesting)
Lance Rosenzweig	05/23/12	443	Acquisition - Restricted stock units (subject to vesting)
	08/23/12	2,000	Acquisition - Restricted stock award (subject to vesting)
	01/30/13	2,000	Acquisition - Open market purchase
Norman E. Lepor, M.D.	N/A	—	N/A
Paul A. Holt	08/30/11	4,350	Acquisition - Stock option exercise
	08/30/11	(3,250)	Disposition - Open market sale
	09/07/11	650	Acquisition - Stock option exercise
	12/06/11	(550)	Disposition - Charitable gift
	02/14/12	(1,700)	Disposition - Open market sale
	05/23/12	16,500	Acquisition - Stock option award (subject to vesting)
	05/29/13	3,000	Acquisition - Restricted stock award (subject to vesting)
Daniel J. Morefield	09/25/12	20,000	Acquisition - Stock option award (subject to vesting)
	05/29/13	4,000	Acquisition - Restricted stock award (subject to vesting)

Miscellaneous Information Regarding Participants

Except as described in this Annex A or the proxy statement, none of the “participants” (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of us or any of our subsidiaries, (ii) has purchased or sold any of such securities within the past two years or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in

A-3

this Annex A or the proxy statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Annex A or the proxy statement, neither we nor any of the “participants” has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Annex A or the proxy statement, none of us, the “participants” or any of their associates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000. Other than as set forth in this Annex A or the proxy statement, none of us, any of the “participants” or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

A-4

ANNEX B-1

TEXT OF PROPOSAL NO. 4

(SHAREHOLDER PROPOSAL TO AMEND BYLAWS TO

PROVIDE FOR TERM LIMITS FOR BOARD MEMBERS)

RESOLVED, that the Corporate Governance Provisions of the Bylaws of Quality Systems, Inc. shall be and hereby are amended by the addition of the following new paragraph to be inserted immediately prior to the existing paragraph 7:

“Notwithstanding any other provision of the Bylaws, no person shall be nominated, appointed, or serve as a director (nor be certified as a director at or after an election) if the person has served for a period or consecutive periods extending beyond the 25th stockholder meeting of the Company following the stockholder meeting at which such person was initially elected to the Board; provided, however, that after an absence of two or more years from the Board, any such person may be reelected to the Board for an additional maximum period or consecutive periods of ten years. For the avoidance of doubt, this paragraph shall be immediately effective and preclude the nomination or certification of the election of any person as director at the 2013 annual meeting whose service would be precluded by the term limitations of the first sentence of this provision. Notwithstanding clause (b) of paragraph 7 of these Corporate Governance Provisions, this paragraph may be repealed, amended or modified solely by approval of the outstanding shares (as defined in Section 152 of the California General Corporation Law) of the Company.”

B-1

ANNEX B-2

TEXT OF PROPOSAL NO. 5

(SHAREHOLDER PROPOSAL TO AMEND BYLAWS

TO PROVIDE FOR TERM LIMIT FOR CHAIRMANSHIP OF OUR BOARD)

RESOLVED, that the Corporate Governance Provisions of the Bylaws of Quality Systems, Inc. shall be and hereby are amended by the addition of the following new sentences to the end of the existing paragraph 6:

“Notwithstanding any other provision of the Bylaws, no person shall serve as Chairman for more than fifteen years. Notwithstanding clause (b) of paragraph 7 of these Corporate Governance Provisions, the foregoing sentence may be repealed, amended or modified solely by approval of the outstanding shares (as defined in Section 152 of the California General Corporation Law) of the Company.”

B-2

ANNEX B-3

TEXT OF PROPOSAL NO. 6

(SHAREHOLDER PROPOSAL TO REPEAL CERTAIN BYLAW AMENDMENTS)

RESOLVED, that any provision of the Bylaws of Quality Systems, Inc. (the “Corporation”) as of the date of effectiveness of this resolution that was not included in the Bylaws publicly filed with the Securities and Exchange Commission on October 31, 2008 and in effect as of June 13, 2013, and is inconsistent with or disadvantageous to the election of the nominees nominated or other proposals presented by Clinton Group, Inc. and its affiliates at the Corporation’s 2013 annual meeting of stockholders, be and hereby is repealed.

B-3

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

WHITE PROXY CARD

Vote by Internet	[URL]

Use the Internet to submit your proxy until 11:59 p.m., Eastern Time, on [    ]. Have your WHITE proxy card in hand when you access the website listed above and follow the instructions provided. You will be required to provide the unique electronic voting number printed below.

Vote by Telephone	[Phone Number]

Use any touch-tone telephone to submit your proxy until 11:59 p.m., Eastern Time, on [    ]. Have your WHITE proxy card in hand when you call and follow the instructions provided. You will be required to provide the unique electronic voting number printed below.

Electronic Voting Number:	è

You may submit a proxy by telephone or the Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned a WHITE proxy card.      OR

Vote by Mail

If you do not wish to submit a proxy by telephone or the Internet, please mark, sign, date and promptly return your WHITE proxy card in the enclosed postage-paid envelope to: Quality Systems, Inc., 105 Madison Avenue, New York, New York 10016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

The Annual Report, Notice & Proxy Statement is/are available at www.qsi2013proxy.com

YOUR VOTE IS IMPORTANT!

Please take a moment now to submit a proxy with respect to your shares of
Quality Systems, Inc. common stock for the 2013 Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND SUBMIT A PROXY.
(See reverse side for instructions.)

You may submit a proxy by telephone or the Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned a WHITE proxy card.

ê   If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.   ê

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors:
Nominees
	(1)	Steven T. Plochocki
	(2)	Michael Aghajanian	☐	FOR ALL
	(3)	Craig A. Barbarosh
	(4)	George H. Bristol	☐	WITHHELD ALL
	(5)	Mark H. Davis
	(6)	D. Russell Pflueger	☐	FOR ALL EXCEPT*
	(7)	Sheldon Razin
	(8)	Lance E. Rosenzweig
	(9)	Norman E. Lepor
	*	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Advisory vote to approve the compensation of our named executive officers.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending March 13, 2014.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

The Board of Directors recommends you vote AGAINST proposals 4, 5 and 6.

4.	Shareholder proposal to amend our Bylaws to provide for term limits for directors (if proper and properly introduced at the Annual Meeting).
	☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	Shareholder proposal to amend our Bylaws to provide a term limit for the chairmanship position on our Board of Directors (if proper and properly introduced at the Annual Meeting).
	☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	Shareholder proposal regarding the repeal of any provision of our Bylaws not in effect on June 13, 2013 that is inconsistent or disadvantageous to such shareholder’s board nominees or proposals (if proper and properly introduced at the Annual Meeting).
	☐	FOR	☐	AGAINST	☐	ABSTAIN

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

, 2013
Shareholder Signature	Date

Title

, 2013
Shareholder (Joint Owner) Signature	Date

Title

ê   TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE
BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.    ê

WHITE PROXY CARD	QUALITY SYSTEMS, INC.

PROXY FOR 2013 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Jocelyn A. Leavitt and Paul A. Holt, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of Quality Systems, Inc. (“QSI”) held of record by the undersigned as of [    ], at the Annual Meeting of Shareholders of QSI to be held at [   ], on [    ], at [    ] local time and at all adjournments and postponement’s thereof (the “Annual Meeting”), upon the following matters, which are described in QSI’s Proxy Statement for the Annual Meeting. QSI’s Board of Directors recommends a vote “FOR ALL” the director nominees, a vote “FOR” proposals 2 and 3 and a vote “AGAINST” proposals 4, 5 and 6.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in QSI’s Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

Continued and to be signed on the reverse side